EXHIBIT 10.7

                                                                  EXECUTION COPY
                                                                  --------------

                          TMA MORTGAGE FUNDING TRUST I,
                                   as Issuer,

                     THORNBURG MORTGAGE FUNDING CORPORATION,
                                  as Depositor,

                         PNC MORTGAGE SECURITIES CORP.,
                                  as Servicer,

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              as Indenture Trustee

                          SALE AND SERVICING AGREEMENT
                          Dated as of December 1, 1998

                       COLLATERALIZED ASSET-BACKED NOTES,

                                  Series 1998-1


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                                                      TABLE OF CONTENTS
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ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.1. Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.2. Use of Words and Phrases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.3. Captions; Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
ARTICLE II. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Conveyance of Mortgage Loans, Pooled Certificates and Other Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Section 2.1. Conveyance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Section 2.2. Acceptance by Indenture Trustee; Certain Substitutions of Mortgage Loans; Certification by Indenture Trustee   3
Section 2.3. Cooperation Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Representations, Warranties  and Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Section 3.1. Representations and Warranties of the Depositor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Section 3.2. Representations and Warranties of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Section 3.3. Covenants of the Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Section 3.4. Representations and Warranties of the Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
ARTICLE IV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Servicing and Administration of Mortgage Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 4.1. General Servicing Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 4.2 [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Section 4.3 Subservicing Agreements Between Servicer and Subservicers . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Section 4.4 Successor Subservicers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.5 [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.6 [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.7 Assumption or Termination of Subservicing Agreement by Indenture Trustee. . . . . . . . . . . . . . . . . . .  14
Section 4.8 Principal and Interest Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.8A. The Servicer Collection Account; Eligible Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Section 4.9. Delinquency Advances and Servicing Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 4.9A Nonrecoverable Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Section 4.10. Compensating Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 4.10A Permitted Withdrawals from the Servicer Collection Account and Principal and Interest Accounts. . . . . . .  18
Section 4.11. Maintenance of Insurance; Collections Thereunder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Section 4.12. Due-on-Sale Clauses; Assumption and Substitution Agreements . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 4.13. Realization Upon Defaulted Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Section 4.14. Indenture Trustee to Cooperate; Release of Mortgage Files . . . . . . . . . . . . . . . . . . . . . . . . .  22
Section 4.15. Compensation to the Servicer and the Subservicers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 4.16. Annual Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 4.17. Annual Independent Public Accountants' Servicing Report . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Section 4.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. . . . . . . . . . . . . . . .  24
Section 4.19. Assignment of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 4.20. ARMs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 4.21. Inspections by Note Insurer and Account Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 4.22. Reports to the Indenture Trustee; Servicer Collection Account Statement . . . . . . . . . . . . . . . . . .  24
Section 4.23 Designated Depository Institutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 4.24. Appointment of Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 4.25. [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 4.26. Year 2000 Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 4.27. Performance of Obligations; Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Section 4.28. Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
ARTICLE V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Accounts; Payments; Statements to Certificateholders and Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 5.1 Establishment of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 5.2 Flow of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Section 5.3 Investment of Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Section 5.4 Reports by Indenture Trustee to Owners and Depositor. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 5.5 Drawings under the Policy and Reports by Indenture Trustee. . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 5.6 Allocation of Realized Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 5.7 The Reserve Account and the Swap Counterparty Reserve Account . . . . . . . . . . . . . . . . . . . . . . . .  35
Section 5.8 Calculation of LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
ARTICLE VI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
The Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 6.1 Liabilities of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 6.2 Merger or Consolidation of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 6.3 Limitation on Liability of the Servicer and Others. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 6.4. The Servicer not to Resign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
ARTICLE  VII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Removal of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 7.1 Removal of Servicer; Resignation of Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 7.2 Notification to Certificateholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
ARTICLE VIII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Section 8.1 Termination of Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Section 8.2 Termination Upon Exercise of Collateral Purchase Options and Servicer's Optional Termination Right. . . . . .  41
Section 8.3 Disposition of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Section 8.4 Optional Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
ARTICLE IX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Miscellaneous Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 9.1 Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 9.2. Notices and Copies to Rating Agencies and the Note Insurer . . . . . . . . . . . . . . . . . . . . . . . . .  43
Section 9.3 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Section 9.4 Limitations on Rights of Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Section 9.5 Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Section 9.6 Separate Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.7 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.8 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.9 Assignment to Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.10 Limitation of Liability of Owner Trustee and Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.11 Independence of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 9.12 No Joint Venture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Section 9.13 Note Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Section 9.14 Rights of the Note Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Section 9.15 Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

Appendix  A-Definitions
Exhibit  A-[Reserved]
Exhibit  B-Indenture  Trustee's  Acknowledgment  of  Receipt
Exhibit  C-Pool  Certification
Exhibit D-Representations, Warranties and Covenants with Respect to the Mortgage Loans
Exhibit  E-[Reserved]
Exhibit  F-Certificate  Re:  Prepaid  Loans
Exhibit  G-Form  of  Servicer's  Trust  Receipt
Exhibit  H-Notice  of  Charge-offs/Liquidation  Loan  Report
Exhibit  I-Form  of  Monthly  Report  to  the  Certificateholder

     THIS SALE AND SERVICING AGREEMENT (this "Agreement") is made and entered into as of December 1, 1998, by and among TMA Mortgage Funding Trust I, a statutory business trust formed under the laws of the State of Delaware, as issuer (the "Issuer"), Thornburg Mortgage Funding Corporation, a Delaware corporation, as depositor (the "Depositor"), PNC Mortgage Securities Corp., a Delaware corporation, as servicer (the "Servicer"), and Bankers Trust Company of California, N.A., a national banking association (in its capacity as indenture trustee under the Indenture referred to below, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

     The Issuer was formed for the purpose of issuing asset backed notes secured by mortgage collateral and asset backed certificates. The Issuer has entered into a trust indenture, dated as of December 1, 1998 (the "Indenture"), between the Issuer and the Indenture Trustee, pursuant to which the Issuer intends to issue its Collateralized Asset-Backed Notes, Series 1998-1, in the aggregate initial principal amount of $1,144,423,000 (the "Notes"). Pursuant to the Indenture, as security for the indebtedness represented by such Notes, the Issuer is and will be pledging to the Indenture Trustee, or granting the Indenture Trustee a security interest in, the Trust Estate, including, among other things, certain Mortgage Loans and Pooled Certificates and its rights under this Agreement.

     The parties desire to enter into this Agreement to provide, among other things, for the sale by the Depositor of certain assets, including the Mortgage Loans and the Pooled Certificates, to the Issuer and the servicing of the Mortgage Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Notes, the Issuer is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement. For its services hereunder, the Servicer will receive a Servicing Fee and the Subservicers will receive Subservicing Fees (each as defined herein) with respect to each Mortgage Loan serviced hereunder.

     The Depositor agrees that all covenants and agreements made or assigned by the Depositor herein with respect to the Mortgage Loans or otherwise shall also be for the benefit and security of the Indenture Trustee, the Owners, the Note Insurer and the Swap Counterparty.

                                    ARTICLE I

                                   Definitions

     Section  1.1.  Definitions  For all purposes of this Agreement, capitalized
                    -----------
terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

     Section  1.2.  Use  of Words and Phrases.  "Herein", "hereby", "hereunder",
                    -------------------------
"hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

     Section 1.3.  Captions; Table of Contents  The captions or headings in this
                   ---------------------------
Agreement are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                   ARTICLE II

        Conveyance of Mortgage Loans, Pooled Certificates and Other Assets

     Section  2.1.  Conveyance
                    ----------

     (a) As of the Cut-off Date, the Depositor hereby sells, transfers, assigns, sets over and conveys, without recourse, to the Issuer for the benefit of the Owners, the Certificateholders and the Note Insurer, subject to the terms of this Agreement, all of the Depositor's right, title and interest in and to the Trust Estate, including the Mortgage Loans and the Pooled Certificates and all principal and interest due on each such Mortgage Loan and Pooled Certificate after the respective Cut-off Date; provided, however, that the Depositor reserves and retains all of its right, title and interest in and to principal and interest due on each such Mortgage Loan and Pooled Certificate and all prepayments collected on each Mortgage Loan on or prior to the respective Cut-off Date. In connection with such purchase, sale, transfer and assignment
(i) pursuant to Section 2.1 of the Collateral Sale Agreement, the Depositor hereby assigns to the Issuer all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Collateral Sale Agreement, including without limitation, the delivery requirements, representations, warranties and the cure, repurchase or substitution obligations of the Seller under the Collateral Sale Agreement (including, all rights of the Depositor in and to the agreements listed in Exhibit E thereto) and the rights to enforce the representations and warrantees of sellers of the Mortgage Loans to the Seller, to the extent assignable and
(ii) the Depositor hereby sells, transfers, assigns, sets over and conveys to the Issuer all of the Depositor's rights, title and interest in its rights and benefits, but subject to the obligations and burdens, under the Swap Agreements. It is the express intent of the parties hereto that the conveyance of the Trust Estate to the Issuer by the Depositor as provided in this Section 2.1 be, and be construed as, an absolute sale of the Trust Estate. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Estate by the Depositor to the Issuer to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Estate is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Estate, then (w) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC as in effect in the State of New York; (x) the transfer of the assets provided for herein shall be deemed to be a grant by the Depositor to the Issuer of a security interest in all of the Depositor's right, title and interest in and to the Trust Estate and all amounts payable on the Trust Estate in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (y) the possession by the Issuer, the Indenture Trustee or their respective agents of the Mortgage Notes, Pooled Certificates and Swap Agreements and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC as in effect in the State of New York and the UCC of any other applicable jurisdiction; and (z) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Issuer or the Indenture Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Issuer to the Indenture Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

     The Depositor and the Indenture Trustee at the direction and expense of the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Indenture Trustee shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdiction.

     (b) Pursuant to Section 2.1(c) of the Collateral Sale Agreement, the Seller has agreed to take the actions specified in Part I of Exhibit D attached hereto.

     (c) The actions required pursuant to Part I of Exhibit D hereto are not, and shall not be construed to be, conditions subsequent; the parties hereto declaring that the sale of the Mortgage Loans and Pooled Certificates to be made hereunder on the Closing Date shall be a completed, absolute and final sale.

     Section  2.2.  Acceptance  by  Indenture  Trustee; Certain Substitutions of
                    ------------------------------------------------------------
Mortgage  Loans;  Certification  by  Indenture  Trustee
   ----------------------------------------------------

     (a) The Indenture Trustee, on behalf of the Issuer and as Indenture Trustee, agrees to execute and deliver on the Closing Date an acknowledgment of receipt of the items specified in Part I of Exhibit D and delivered by or at the direction of the Issuer with respect to the Trust in the form attached as Exhibit B hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of the Trust Estate and delivered to the Indenture Trustee, as Indenture Trustee upon and subject to the conditions set forth herein and in the Indenture for the benefit of the Owners, the Certificateholders and the Note Insurer. The Indenture Trustee agrees, for the benefit of the Owners, the Certificateholders and the Note Insurer, to review such items with respect to the Issuer delivered to it (i) within 45 days after the Closing Date and (ii) within 180 days after the Closing Date with respect to each Mortgage Loan as to which the assignment is required to be recorded (or, with respect to any document delivered after the Closing Date pursuant to Part I of Exhibit D, within 45 days of receipt and with respect to any Qualified Replacement Mortgage, within 45 days after the related Replacement Cut-off Date) and to deliver to the Depositor, the Seller and the Note Insurer a pool certification (the "Pool Certification") in the form attached hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to
Part I of Exhibit D are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to loan number, address (including state) of the Property, the Original Principal Balance, whether such Mortgage Loan is an ARM or a 5/1 ARM Mortgage Loan, for each 5/1 ARM Mortgage Loan, the Coupon Rate, and for each ARM and for each 5/1 ARM, the Index, the Gross Margin, the Periodic Rate Cap, the Lifetime Cap, the Lifetime Floor, and the maturity date, accurately reflects the information set forth in the related File. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, valid, recordable, sufficient, suitable, insurable, collectable, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

     (b) If the Indenture Trustee during such 45-day or 180 day period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Mortgage Loans as set forth in Section 2.2(a)(iii) above, the Indenture Trustee shall promptly so notify the Depositor, the Seller and the Note Insurer. In the event any Pool Certification delivered after the 180 day period reflects any exceptions, the Indenture Trustee shall deliver Pool Certifications on each subsequent Payment Date to the Note Insurer, the Depositor, and the Seller until all such exceptions have been cured (or waived by the Note Insurer) or the related Mortgage Loans have been repurchased. In performing any such review, the Indenture Trustee may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the items delivered by or on behalf of the Depositor pursuant to Part I of Exhibit D is limited solely to confirming that the documents listed in Part I of Exhibit D have been executed and received, where required to be original documents are originals, relate to the Files identified in the Schedule of Mortgage Loans and conform materially to the description thereof in the Schedule of Mortgage Loans as set forth in Section 2.2(a)(iii) above. The Seller has agreed, pursuant to the Collateral Sale Agreement, to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Indenture Trustee or the Note Insurer. If, however, within 90 days after the Indenture Trustee's or the Note Insurer's notice to the Seller respecting such defect, the Seller has not remedied, or caused to be remedied, the defect and the defect materially and adversely affects the interest of the Owners or the Note Insurer in the related Mortgage Loan, the Depositor, at the Depositor's option, will (or will cause the Seller to) on the next succeeding Remittance Date either (i) if within two years of the Closing Date, substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver any Substitution Adjustment Amount applicable thereto to the Servicer for deposit in the Servicer Collection Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Servicer Collection Account, and provided, in either case, that an opinion of counsel, acceptable to the Indenture Trustee, to the effect that such substitution or purchase will not have a material adverse tax consequence to the Noteholders or the Note Insurer, is delivered in connection therewith. Notwithstanding the foregoing, if any exception described in the Indenture Trustee's 45-day or 180-day review relates solely to the inability of the Seller to deliver the original security instrument, or intervening assignments thereof that are required to be recorded, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date.

     (c) Notwithstanding any requirement to the contrary herein, at any time the Indenture Trustee discovers that with respect to any file any of the documents required to be delivered pursuant to Part I of Exhibit D (i) have not been executed or received, (ii) are not original documents where required to be original documents, or (iii) fail to conform materially to the description thereof in the Schedule of Mortgage Loans as set forth in Section 2.2(a)(iii) hereof, the Indenture Trustee shall be permitted to seek the remedies described in Section 2.2(b).

     Section  2.3.  Cooperation  Procedures
                    -----------------------

     (a) The Depositor shall or shall cause the Seller to, in connection with the delivery of each Qualified Replacement Mortgage, provide the Indenture Trustee with the information as of the Replacement Cut-Off Date set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

     (b) The Depositor, the Servicer, the Issuer, and the Indenture Trustee covenant to provide each other and the Note Insurer with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant to reasonably cooperate with each other and with the Note Insurer in providing any additional information required by any of them in connection with their respective duties hereunder. The Depositor covenants to cause the Seller to provide such information and reasonable cooperation.

                                   ARTICLE III

                   Representations, Warranties  and Covenants

     Section  3.1.  Representations  and  Warranties  of  the  Depositor.
                    ----------------------------------------------------

     (a) The Depositor hereby represents, warrants and covenants to the Issuer, the Servicer, the Indenture Trustee, and the Note Insurer as of the Closing Date as follows:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted, to enter into and discharge its obligations under this Agreement. The Depositor is duly qualified to do business and is in good standing in each jurisdiction necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

          (iii) Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (iv) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which is likely to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or is likely to have consequences that would materially and adversely affect its performance hereunder.

          (v) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor the consequences of which would
     (A) prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties, (B) materially and adversely affect its performance hereunder or thereunder, or (C) draw into question the validity of the Mortgage Loans, the Pooled Certificates, the Swap Agreements or the Collateral Sale Agreement or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein.

          (vi) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the sale of the Mortgage Loans, the Pooled Certificates and the other assets being sold hereunder and the execution and delivery by the Depositor of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceeding or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize this Agreement and the performance by the Depositor of its obligations hereunder.

          (vii) No certificate of an officer, statement furnished in writing, report or electronic tape delivered pursuant to the terms hereof by the Depositor contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

          (viii) Immediately prior to the transfer and assignment contemplated by this Agreement, the Depositor was the sole owner of each Mortgage Loan and each Pooled Certificate, subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer or assignment; and immediately upon the transfer and assignment contemplated by this Agreement, the Indenture Trustee will hold good and indefeasible title to, and will be the sole owner of, each Mortgage Loan and each Pooled Certificate subject to no liens, charges, mortgages, encumbrances or rights of others.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans and Pooled Certificates to the Indenture Trustee. Upon discovery by the Issuer, the Servicer, the Depositor, any Subservicer, the Note Insurer or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 3.1 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other Persons listed in this sentence.

     Section 3.2. Representations and Warranties of the Servicer.
                  ----------------------------------------------

     (a) The Servicer hereby represents, warrants and covenants to the Issuer, the Depositor, and the Indenture Trustee, as of the Closing Date, that:

          (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

          (ii) The Servicer has the full power and authority and legal right to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms.

          (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject or impair the ability of the Issuer or the Indenture Trustee, as the case may be, to realize on the Mortgage Loans or impair the value of the Mortgage Loans.

          (iv) There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Servicer that is reasonably likely to have a material adverse effect on the sale or servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer.

          (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, except for consents, approvals, authorizations and orders that have been obtained.

          (vi) The Servicer is an approved servicer of residential mortgage loans for Fannie Mae and Freddie Mac, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the Office of the Comptroller of the Currency, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred that would make Servicer unable to comply with eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac.

          (vii) The Servicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement.

          (viii) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services as are required of it as master servicer and that the Subservicing Fee represents reasonable compensation to a Subservicer for performing the servicing of the Mortgage Loans under this Agreement and that the entire Servicing Fee (and, to the extent received by the Servicer, the Subservicing Fee) shall be treated by the Servicer, for accounting and tax purposes, as compensation for the master servicing and administration of the Mortgage Loans pursuant to this Agreement (or the servicing and administration of the Mortgage Loans, as the case may be).

     (b) It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive the Closing Date. Upon discovery by any of the Issuer, the Servicer, the Depositor, the Note Insurer or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interest of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, the Servicer may thereafter be removed by the Indenture Trustee pursuant to Section 7.1 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period shall be extended for up to an additional 30 days.

     Section  3.3.  Covenants  of the  Depositor.  (a)  Pursuant  to Section 2.1
                    ----------------------------
hereof, the Depositor has conveyed to the Issuer all of the Depositor's (i) right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Collateral Sale Agreement, including without limitation, the benefit of the representations, warranties and covenants and cure, repurchase or substitution obligations of the Seller thereunder, and (ii) right, title and interest, subject to its obligations and burdens, under the Swap Agreements. The Depositor hereby represents and warrants to the Issuer, the Indenture Trustee for the benefit of the Owners, the Certificateholders and the
Note Insurer that such assignment is valid, enforceable and effective to permit the Indenture Trustee to enforce the obligations of the Seller under the Collateral Sale Agreement and of the Swap Counterparty under the Swap Agreements. The Seller has made the representations and warranties regarding the Mortgage Loans and the Pooled Certificates as set forth in Part II of Exhibit D hereto and in Section 3.1 of the Collateral Sale Agreement, and has agreed to take certain actions as specified in Part III of Exhibit D hereto and in Section
3.2 of the Collateral Sale Agreement.

     (b) It is understood and agreed that the representations and warranties set forth in Part II of Exhibit D and in Section 3.1 of the Collateral Sale Agreement and the covenants set forth in Part III of Exhibit D and in Section
3.2 of the Collateral Sale Agreement shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) and the Pooled Certificates to the Issuer and the grant thereof to the Indenture Trustee.

     (c) Neither the Seller nor any Affiliate has made any representations or warranties, whether express or implied, to the Issuer, the Depositor or to the Indenture Trustee as to the collectability of the Mortgage Loans or the Pooled Certificates or the solvency of the Mortgagors, or any guarantor(s), endorser(s), co-maker(s), assuming party(ies) or the sufficiency or value, as of the date of this Agreement, of any Property, or the yield to maturity of the Pooled Certificates, except as specifically listed in Part II of Exhibit D and in Section 3.2 of the Collateral Sale Agreement.

     Section 3.4. Representations and Warranties of the Issuer.
                  --------------------------------------------

     (a) The Issuer hereby represents, warrants and covenants to the Depositor, the Servicer, the Indenture Trustee, and the Note Insurer as of the Closing Date as follows:

          (i) The Issuer is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer has all requisite power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement. The Issuer is duly qualified to do business and is in good standing in each jurisdiction necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Issuer and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary action on the part of the Issuer and will not violate the Trust Agreement or Certificate of Trust or constitute a default (or an event which, with notice of lapse of time, or both, would constitute a default), under, or result in a breach of, any material contract, agreement or other instrument to which the Issuer is a party or by which the Issuer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Issuer or any of its properties.

          (iii) Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid, legal and binding obligation of the Issuer, enforceable against it in accordance with the terms hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (iv) The Issuer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which is likely to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Issuer or its properties or is likely to have consequences that would materially and adversely affect its performance hereunder.

          (v) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer the consequences of which would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Issuer or its properties or the consequences of which would materially and adversely affect its performance hereunder.

          (vi) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Issuer makes no such representation or warranty), that are necessary or advisable in connection with the purchase of the Mortgage Loans, the Pooled Certificates and the other assets being purchased hereunder and the execution and delivery by the Issuer of this Agreement have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceeding or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize this Agreement and the performance by the Issuer of its obligations hereunder.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 3.4 shall survive delivery of the Mortgage Loans and Pooled Certificates to the Indenture Trustee. Upon discovery by the Issuer, the Servicer, the Depositor, any Subservicer, the Note Insurer or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 3.4 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the Persons listed in this sentence.

                                   ARTICLE IV

                          Servicing and Administration
                                of Mortgage Loans

     Section 4.1.  General Servicing Procedures.  (a)  The Servicer shall master
                   ----------------------------
service and administer the various agreements with the Subservicers to service the Mortgage Loans on behalf of the Issuer and for the benefit of the Indenture Trustee, the Note Insurer, Certificateholders and Noteholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it master services and administers similar servicing agreements for mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such master servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Estate on behalf of the Issuer in order to enforce the terms of the Mortgage Notes and such servicing agreements. The Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder, and the Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     (b) The Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of the Note Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Property is located. The Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 4.12.

     (c) Consistent with the foregoing, the Servicer may in its discretion (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable Insurance Policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items (provided that coverage of applicable Insurance Policies will not be materially adversely affected).

     (d) Consistent with the terms of this Section 4.1, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected by such waiver, modification, postponement or indulgence; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or in the reasonable judgment of the Servicer such default is imminent) the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the applicable Coupon Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, or (ii) be inconsistent with the terms of the Note Insurance Policy, and any applicable FHA insurance policy or VA guaranty, hazard insurance policy or federal flood insurance policy. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Prepayment or in a default situation or upon receipt of advice of counsel that such a sale or exchange would not have an adverse tax effect on the Issuer, the Noteholders and the Certificateholders).

     (e) The Servicer is hereby authorized and empowered by the Issuer and the Indenture Trustee to execute and deliver or cause to be executed and delivered on behalf of the Noteholders, and the Issuer or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Properties. The Indenture Trustee shall execute and furnish to the Servicer, at the Servicer's direction, any powers of attorney and other documents prepared by the Servicer and determined by the Servicer to be necessary or appropriate to enable the Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     (f) The Servicer shall, and shall cause each Subservicer to, obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to Fannie Mae or Freddie Mac with respect to their obligations under this Agreement and the applicable Subservicing Agreement, respectively. The Servicer or each Subservicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation or upon receipt of advice of counsel that such a sale or exchange would not have an adverse tax effect on the Issuer, the Noteholders and the Certificateholders). The Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby.

     (g) In connection with the servicing and administering of each Mortgage Loan, the Servicer and any affiliate of the Servicer (i) may perform services such as appraisals, default management and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Issuer, obtain credit information in the form of a "credit score" from a credit repository.

     Section 4.2 [Reserved].

     Section 4.3 Subservicing Agreements Between Servicer and Subservicers.  The
                 ---------------------------------------------------------
Servicer may directly or indirectly enter into Subservicing Agreements for any servicing and administration of Mortgage Loans (to the extent permitted in any applicable agreement governing the servicing of Mortgage Loans) with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and
(x)(i) has been designated an approved seller-servicer by Freddie Mac or Fannie Mae for first mortgage loans and (ii) has equity of at least $15,000,000, as determined in accordance with generally accepted accounting principles by a firm of certified public accountants of national reputation or (y) is a Servicer Affiliate or (z) is approved by the Note Insurer. The Servicer shall give notice to the Depositor, the Indenture Trustee, the Owner Trustee, the Rating Agencies and the Note Insurer of the appointment of any Subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any such Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Subservicers as of the Closing Date and the Mortgage Loans which they subservice are identified on the Schedule of Mortgage Loans.

     Section  4.4  Successor  Subservicers.  The  Servicer  shall be entitled to
                   -----------------------
terminate any Subservicing Agreement on any agreement between a Subservicer and the Issuer in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.3.

     Section 4.5 [Reserved].

     Section 4.6 [Reserved].

     Section  4.7  Assumption  or  Termination  of  Subservicing   Agreement  by
                   -------------------------------------------------------------
Indenture Trustee. In the event the Servicer,  or any successor Servicer,  shall
-----------------
for any reason no longer be the Servicer (including by reason of a Servicer Termination Event), the Indenture Trustee as Indenture Trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Servicer under the Subservicing Agreements with respect to the related Mortgage Loans unless the Indenture Trustee elects to terminate the Subservicing Agreements with respect to such Mortgage Loans in accordance with the terms thereof. The Indenture Trustee, its designee or the successor Subservicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Servicer as a party to the Subservicing Agreements to the same extent as if the rights and duties under the Subservicing Agreements relating to such Mortgage Loans had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with respect to the Servicer's duties to be performed prior to its termination hereunder.

The Servicer at its expense shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to the Subservicing Agreements and the Mortgage Loans then being master serviced by the Servicer and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Subservicing Agreements relating to such Mortgage Loans to the assuming party.

     Section  4.8  Principal  and  Interest  Accounts.
                   ----------------------------------

     (a) (i) The Servicer shall cause to be established and maintained by each Subservicer under the Servicer's supervision at Designated Depository Institutions one or more separate accounts, each a Principal and Interest Account, and shall deposit or cause to be deposited therein daily collections other than amounts escrowed for taxes and insurance related to the Mortgage Loans required by the Subservicing Agreement to be so deposited no later than the first Business Day after receipt. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, primary mortgage guaranty insurance policy, or other Insurance Policy covering such Mortgage Loans shall be deposited first into one or more separate escrow accounts to be held at Designated Depository Institutions if required for the restoration or repair of the related Property. Proceeds from such Insurance Policies not so applied shall be deposited in the related Principal and Interest Account, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     (b) The Servicer is hereby authorized to make withdrawals from and to issue drafts against the Principal and Interest Accounts for the purposes required or permitted by this Agreement. Each Principal and Interest Account shall bear a designation clearly showing the respective interests of the applicable Subservicer, the Indenture Trustee, and the Servicer, in substantially the following forms:

          (i) [Subservicer's Name], as agent for Indenture Trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in TMA Mortgage Funding Trust I mortgage-backed pools; or

          (ii) [Subservicer's Name] in trust for PNC Mortgage Securities Corp.;

     (c) The Servicer hereby undertakes to assure remittance to the Servicer Collection Account of all amounts relating to the Mortgage Loans that have been collected by any Subservicer and are due to the Servicer Collection Account pursuant to Section 4.8A of this Agreement.

     (d) Investment earnings on funds held in the Principal and Interest Accounts are for the account of the Subservicers or the Servicer, as applicable.
     Section 4.8A. The Servicer Collection Account; Eligible Investments.
                   -----------------------------------------------------

     (a) The Servicer shall establish and maintain at one or more Designated Depository Institutions an account (the "Servicer Collection Account") in the name of the Trust, which shall be a segregated account held in trust for the benefit of the Owners of the Notes and the Note Insurer.

     (b) Not later than the Subservicer Remittance Date, the Servicer shall withdraw or direct the withdrawal of funds in the Principal and Interest Accounts, for deposit in the Servicer Collection Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Subservicers which were due on the Due Date prior to such Subservicer Remittance Date, net of Subservicing Fees due the applicable Subservicers and less any amounts to be withdrawn later by the applicable Subservicers from the applicable Principal and Interest Accounts; and

          (ii) Prepayments and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Subservicer for such Mortgage Loans during the applicable Remittance Period, with interest to the date of Prepayment or liquidation less any amounts to be withdrawn later by the applicable Subservicers.

     (c) At its option, the Servicer may invest funds on deposit in the Servicer Collection Account during any period prior to the Subservicer Remittances Date only as set forth in Section 4.8A(d). The Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Remittance Date, the Servicer shall remit such funds, net of any gains earned thereon to the Indenture Trustee for deposit, in the Trustee Collection Account.

     (d) Funds held in the Servicer Collection Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Remittance Date (except if such Eligible Investments are obligations of the Indenture Trustee, such Eligible Investments may mature on the Remittance Date), or (ii) such other instruments as shall be required to maintain the ratings of the Notes, without regard to the Note Insurance Policy, and acceptable to the Note Insurer.

     Section  4.9.  Delinquency  Advances  and  Servicing  Advances.
                    -----------------------------------------------

     (a) To the extent described below, the Servicer is obligated to advance its own funds to the Servicer Collection Account to cover any shortfall between (i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Servicer Collection Account on account of such payments; the Servicer's obligation to make any advance or advances described in this Section 4.9 is effective only to the extent that such advance is, in the good faith judgment of the Servicer made on or before the Remittance Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise. Such amounts so advanced are "Delinquency Advances."

     (b) On or before each Remittance Date, the Servicer shall determine whether or not it will make a Delinquency Advance on the related Remittance Date (in the event that the applicable Subservicer fails to make such advances) and shall furnish a written statement to the Certificateholder, the Indenture Trustee, the Paying Agent, if different than the Indenture Trustee, and to any Noteholder requesting the same, setting forth the aggregate amount to be remitted on such Remittance Date on account of principal and interest in respect of the Mortgage Loans, stated separately. In the event that full scheduled amounts of principal and interest in respect of the Mortgage Loans shall not have been received by or on behalf of the Servicer prior to such Remittance Date and the Servicer shall have determined that a Delinquency Advance shall be made in accordance with this
Section 4.9, the Servicer shall so specify and shall specify the aggregate amount of such advance.

     (c) If the amount on deposit in a Subservicer's Principal and Interest Account as of any Subservicer Remittance Date is less than the collections from Mortgage Loans with respect to the related Remittance Period, the Servicer shall cause the Subservicer to deposit to such Subservicer's Principal and Interest Account a sufficient amount of such Subservicer's own funds to make such amount equal to the related Subservicer Monthly Remittance for such Subservicer Remittance Date. Such amounts of the Subservicer's own funds so deposited are also Delinquency Advances.

     (d) The Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) advancing Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, advancing realtors' commissions) and (iv) advancing taxes, insurance and other charges against the Property. Each such expenditure will constitute a "Servicing Advance." The Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan. Delinquency Advances shall be reimbursed as provided in Section 4.10A.

     (e) In the event that the Servicer shall be required to make a Delinquency Advance, it shall on the Remittance Date either (i) deposit in the Servicer Collection Account an amount equal to such Delinquency Advance, (ii) make an appropriate entry in the records of the Servicer Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.9, used by the Servicer to make such Delinquency Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Delinquency Advance. Any funds being held for future distribution to Noteholders and so used shall be replaced by the Servicer by deposit in the Servicer Collection Account on the Subservicer Remittance Date to the extent that funds in the Servicer Collection Account on such Subservicer Remittance Date with respect to the Mortgage Loans shall be less than payments to Noteholders required to be made on such date with respect to the Mortgage Loans. Under each Subservicing Agreement, the Servicer is entitled to receive from the Principal and Interest Accounts established by the Subservicers amounts received by the applicable Subservicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation Proceeds or Insurance Proceeds and respecting which the Servicer has made an unreimbursed Delinquency Advance. The Servicer is also entitled to receive other amounts from the related Principal and Interest Accounts established by the Subservicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Subservicers. The Servicer shall deposit these amounts in the Servicer Collection Account prior to withdrawal pursuant to Section 4.8A. In accordance with Section 4.9A, Delinquency Advances are reimbursable to the Servicer from cash in the Servicer Collection Account to the extent that the Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Sections 4.9 and 4.9A.

     Section  4.9A  Nonrecoverable  Advances.  Any advance previously made by  a
               -------------------------
Subservicer pursuant to its Subservicing Agreement with respect to a Mortgage Loan or by the Servicer that the Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan, shall be a "Nonrecoverable Advance." The determination by the Servicer that it or the applicable Subservicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Indenture Trustee and the Note Insurer on the Subservicer Remittance Date and shall detail the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Servicer is a party, (a) the Servicer, and each Subservicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Servicer, or such Subservicer shall determine would be a Nonrecoverable Advance, and (b) the Servicer, and each Subservicer shall be entitled to reimbursement for any advance as provided in Section 4.9 of this Agreement.

     Section  4.10.  Compensating  Interest.  A full month's interest at a  rate
                ----------------------
equal to the applicable Coupon Rate with respect to each Mortgage Loan less the sum of

          (i) the Monthly Servicing Fee and (ii) Subservicing Fee, is due to the Indenture Trustee on the Loan Balance of each Mortgage Loan as of the beginning of each Remittance Period. If a Prepayment of a Mortgage Loan occurs during any calendar month, any difference between the interest collected from the Mortgagor during such calendar month and the full month's interest at the applicable Coupon Rate less the Subservicing Fee ("Compensating Interest") shall be deposited by each Subservicer prior to the Subservicer Remittance Date to the Principal and Interest Account and shall be included in the related Subservicer Monthly Remittance to be remitted to, or drafted by, the Servicer on the Subservicer Remittance Date; provided, however, that the Subservicer shall not be required to
            --------   -------
     deposit Compensating Interest in respect of Prepayments in an amount that exceeds the Subservicing Fee received by such Subservicer for the prior calendar month with respect to the Mortgage Loan subserviced by it. If a Subservicer fails to make some or all of a required Compensating Interest payment, the Servicer will pay, up to the amount of its Servicing Fee with respect to all Mortgage Loans being subserviced by such Subservicer, plus investment income in the Servicer Collection Account relating to all Mortgage Loans being subserviced by such Subservicer, the Compensating Interest payment that should have been made by such Subservicer, but was not, by depositing such Compensating Interest into the Servicer Collection Account on the Remittance Date. Neither the Subservicers nor the Servicer shall be entitled to reimbursement for Compensating Interest payments.

     Section 4.10A Permitted  Withdrawals from the Servicer  Collection  Account
                   -------------------------------------------------------------
and Principal  and  Interest  Accounts.
--------------------------------------

     (a) The Servicer is authorized to make withdrawals, from time to time, from the Servicer Collection Account or the Principal and Interest Accounts established by the Subservicers of amounts deposited therein in respect of the Mortgage Loans, as follows:

          (i) To reimburse itself or the applicable Subservicer for Delinquency Advances made pursuant to Section 4.9 of this Agreement or a Subservicing Agreement, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Delinquency Advance was made;

          (ii) To reimburse itself or the applicable Subservicer for amounts expended by or for the account of the Servicer pursuant to Section 4.9 or amounts expended by such Subservicer pursuant to the Subservicing Agreement or an agreement between a Subservicer and the Issuer in connection with the restoration of property damaged by an uninsured cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Servicing Fee as to which no prior withdrawals from funds deposited by the Servicer have been made;

          (iv) To reimburse itself or the applicable Subservicer for advances made with respect to related Mortgage Loans which the Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Servicer Collection Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Sections 4.9,
     4.24 and 6.3;

          (vi) To remit to the Indenture Trustee for deposit in the Trustee Collection Account, not later than the related Remittance Date, the amounts specified in Section 5.2(a);

          (vii) To withdraw amounts that have been deposited in error; and

          (viii) After making or providing for the above withdrawals, to clear and terminate the Servicer Collection Account and the Principal and Interest Accounts following termination of this Agreement pursuant to
     Section 8.1. Since, in connection with  withdrawals  pursuant to paragraphs
     (i) and (ii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer or the applicable Subservicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Servicer is authorized to make withdrawals from time to time from the Servicer Collection Account to reimburse itself for advances it has made pursuant to Section 4.9 hereof that it has determined to be Nonrecoverable Advances.

Section  4.11.  Maintenance  of  Insurance;  Collections  Thereunder.
                ----------------------------------------------------

     (a) The Servicer shall use commercially reasonable efforts to keep, and to cause the Subservicers to keep, in full force and effect each primary mortgage guaranty insurance policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Subservicing Agreement, until no longer required. Notwithstanding the foregoing, the Servicer shall have no obligation to maintain such primary mortgage guaranty insurance policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the sum of (i) the value of the related Property (as determined by the appraisal obtained at the time of origination and (ii) the value of any Additional Collateral (as determined at the time of origination)), unless required by applicable law.

     (b) Unless required by applicable law, the Servicer shall not cancel or refuse to renew, or allow any Subservicer under its supervision to cancel or refuse to renew, any such primary mortgage guaranty insurance policy in effect at the date of the initial issuance of the Notes that is required to be kept in force hereunder; provided, however, that neither the Servicer nor any Subservicer shall advance funds for the payment of any premium due under any primary mortgage guaranty insurance if it shall determine that such an advance would be a Nonrecoverable Advance.

     (c) The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire and hazard insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Servicer in which such amount exceeds the value of the improvements to the Property. The Servicer shall also require fire and hazard insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Property) shall be deposited into the Principal and Interest Account, subject to withdrawal pursuant to the applicable Subservicing Agreement and pursuant to Sections 4.8, 4.8A and 4.10A hereof.

     (d) Where any part of any improvement to the Property (other than with respect to a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 4.11 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Servicer or the applicable Subservicer shall be responsible for paying any deductible amount on any such blanket policy. The Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, and the Swap Counterparty, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     (e) Any unreimbursed costs incurred in maintaining any insurance described in this Section 4.11 shall be recoverable as an advance by the Servicer from the Servicer Collection Account. Such insurance shall be with insurers approved by the Servicer and Fannie Mae or Freddie Mac. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Section 4.12.  Due-on-Sale Clauses; Assumption and Substitution Agreements.
                     -----------------------------------------------------------
When any Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance and to the extent permitted in the applicable Subservicing Agreement or other agreement between such Subservicer and the Issuer, exercise rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Servicer is prohibited from exercising such right, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by any related primary mortgage guaranty insurance policy. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer will cause the Subservicer not to enter into any substitution or assumption with respect to a Mortgage Loan unless permitted by applicable law and if such substitution or assumption shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder in the absence of advice of counsel that a significant modification of a Mortgage Loan would not have a material adverse effect on the Noteholders, the Issuer or the Certificateholders). The Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Subservicer for entering into an assumption or substitution of liability agreement shall be retained by such Subservicer as additional servicing compensation.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer or the Subservicer may be restricted by law from preventing, for any reason whatsoever.

     Section  4.13.  Realization  Upon  Defaulted  Mortgage  Loans.
                     ---------------------------------------------

     (a) The Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.1. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Loan Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Servicer shall not foreclose upon or otherwise comparably convert a Property if the Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Property from an uninsured cause, the Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Servicer shall maintain information required for tax reporting purposes regarding any Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     (b) Notwithstanding any other provision of this Agreement, the Servicer and the Indenture Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Noteholders of interest or original issue discount that the Servicer or the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding. Without limiting the foregoing, the Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Noteholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code
Section  871(h)(3)(B) or a "controlled  foreign  corporation"  described in Code
Section 881(c)(3)(C) with respect to the Depositor. In the event the Indenture Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholder.

     Section  4.14.  Indenture Trustee to Cooperate; Release of Mortgage Files.
                ---------------------------------------------------------
Upon the Prepayment in full or scheduled maturity of any Mortgage Loan, the Servicer shall cause such final payment to be immediately deposited in the related Principal and Interest Account or the Servicer Collection Account. Upon notice thereof, the Servicer shall promptly notify the Indenture Trustee and the Certificateholder by an Officer's Certificate (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) and shall request delivery to it of the File. Upon receipt of such properly completed certification and request, the Indenture Trustee shall, not later than the fifth succeeding Business Day, release the related File to the Servicer or the applicable Subservicer indicated in such request. With any such Prepayment in full or other final payment, the Servicer is authorized to prepare for and procure from the Indenture Trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Servicer by the Indenture Trustee or from the Servicer Collection Account, or the related
Principal and Interest Account. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance, the Indenture Trustee shall, upon request of the Servicer and delivery to it of a Servicer's Trust Receipt in the form of Exhibit G signed by an authorized Officer of the Servicer, release not later than the fifth Business Day following the date of receipt of such request the related File to the Servicer or the related Subservicer as indicated by the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Servicer's Trust Receipt shall obligate the Servicer to return the File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Officer's Certificate similar to that herein above specified.

     Section  4.15.  Compensation  to  the  Servicer  and  the  Subservicers.
                     -------------------------------------------------------

     (a) As compensation for its activities hereunder, the Servicer shall be entitled, without duplication, to receive from the Servicer Collection Account the Servicing Fee. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     (b) As compensation for its activities under the applicable Subservicing Agreement, the applicable Subservicer shall be entitled to withhold or withdraw from the related Principal and Interest Account the amounts provided for in such Subservicing Agreement. Each Subservicer is required to pay all expenses incurred by it in connection with its servicing activities under its Subservicing Agreement (including payment of premiums for primary mortgage guaranty insurance policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Subservicing Agreement and not inconsistent with this Agreement.

     (c) Additional servicing compensation in the form of prepayment charges, release fees and similar items, to the extent collected from Mortgagors, may be retained by the applicable subservicer.

     Section 4.16. Annual Statement as to Compliance.  The Servicer,  at its own
                   ---------------------------------
expense, shall deliver to the Issuer, the Indenture Trustee, the Certificateholder, the Rating Agencies and the Note Insurer, on or before April 30 of each year, beginning with April 30, 2000, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Servicer to Noteholders upon request or by the Indenture Trustee (solely to the extent that such copies are available to the Indenture Trustee) at the expense of the Servicer, should the Servicer fail to so provide such copies.

     Section 4.17. Annual Independent Public  Accountants'  Servicing Report. On
                   ---------------------------------------------------------
or before April 30 of each year, beginning with April 30, 2000, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Note Insurer to furnish a statement to the Indenture Trustee, the Certificateholder, the Note Insurer and the Rating Agencies to the effect that on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for Audits of HUD Approved Title II Nonsupervised Mortgagees and Loan Correspondents Program, the servicing by or on behalf of the Servicer of the Mortgage Loans was conducted in compliance with the Sale and Servicing Agreement, except for any significant exceptions or errors in records that, in the opinion of the firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for Audits of HUD Approved Title II Nonsupervised Mortgagees and Loan Correspondents Program requires it to report. Copies of the annual accountants' statement and the officer's statement may be obtained by Noteholders without charge upon written request to the Servicer.

     Section 4.18. Access to Certain Documentation and Information Regarding the
                   -------------------------------------------------------------
Mortgage  Loans.  In the  event  that the Notes  are  legal  for  investment  by
---------------
federally-insured savings associations, the Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Indenture Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section  4.19.  Assignment  of  Agreement.  The Servicer may not assign its
                     -------------------------
obligations under this Agreement, in whole or in part, unless (i) it shall have first obtained the written consent of the Indenture Trustee, the Issuer and the
Note Insurer, and (ii) the Indenture Trustee, the Issuer and the Note Insurer shall have received a confirmation letter from each Rating Agency confirming that no downgrade in the rating of the Notes will occur, without taking the Note Insurance Policy into account; provided, however, that any assignee must meet the eligibility requirements set forth in Section 7.1 hereof for a successor servicer.

     Section  4.20.  ARMs.  The  Servicer  shall  enforce  each  ARM and 5/1 ARM
                     ----
Mortgage Loan in accordance with its terms and shall or shall cause the applicable Subservicers to timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then Coupon Rate and monthly payment and the Servicer shall or shall cause the applicable Subservicers to timely notify the Mortgagor of any changes to the Coupon Rate or the Mortgagor's monthly payment.

Section  4.21.  Inspections  by  Note  Insurer  and  Account  Parties.  At  any
                -----------------------------------------------------
reasonable time and from time to time upon reasonable notice, the Note Insurer, the Indenture Trustee, the Issuer or any agents or representatives thereof may inspect the Servicer's and each Subservicer's servicing operations and discuss the servicing operations of the Servicer and each Subservicer with any of its officers or directors. The costs and expenses incurred by the Servicer and each Subservicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer or the applicable Subservicer.

     Section 4.22. Reports to the Indenture Trustee; Servicer Collection Account
                   -------------------------------------------------------------
Statement.
---------

     (a) Not later than each Remittance Date, the Servicer shall forward a statement to the Indenture Trustee, the Certificateholder and the Note Insurer setting forth the status of the Servicer Collection Account as of the close of business on the related Subservicer Remittance Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Servicer Collection Account for each category of deposit specified in Sections 4.1, 4.8 and 4.8A and each category of withdrawal specified in Section
4.9 and 4.9A, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof).

     (b) On or before each Subservicer Remittance Date, the Servicer shall calculate the portion of any Principal Shortfall Amount allocable to Realized Losses on the Mortgage Loans and shall advise the Indenture Trustee and the Note Insurer of such Principal Shortfall Amount in its report.

     (c) No later than each Subservicer Remittance Date, the Servicer shall prepare and provide a report to the Indenture Trustee, the Certificateholder and the Note Insurer listing separately the interest and principal components of the related Monthly Remittance.

     (d) Based upon such report and the related Remittance Report regarding the Pooled Certificates, the Indenture Trustee no later than the Business Day prior to the Payment Date shall calculate the Available Interest Amount and the Available Principal Amount for such Payment Date.

     (e) The Indenture Trustee shall also calculate the Note Rate, the Certificate Rate, the Excess Interest, the LIBOR Interest Carryover Amount, and amounts payable to the Swap Counterparty pursuant to Section 5.2.

     Section 4.23. Designated Depository  Institutions.  The Servicer shall give
                   -----------------------------------
the Issuer, the Indenture Trustee and the Note Insurer (a) at least thirty days' prior written notice of any anticipated change of Designated Depository Institution and (b) written notice of any change in the ratings of a Designated Depository Institution of which the Servicer is aware, within two Business Days after discovery.

     Section 4.24. Appointment of Custodian. If the Servicer determines that the
                   ------------------------
Indenture Trustee is unable to deliver Files to the Servicer as required pursuant to Section 4.14 hereof, the Servicer shall so notify the Depositor, the Issuer, the Note Insurer, the Rating Agencies and the Indenture Trustee, and make request that a custodian acceptable to the Servicer and the Note Insurer, be appointed to retain custody of the Files on behalf of the Indenture Trustee. The Indenture Trustee, the Issuer and the Depositor agree to co-operate reasonably with the Servicer in connection with the appointment of such custodian. The Servicer shall pay, and be reimbursed pursuant to Section 4.10A(a) hereof for, all expenses incurred by the Indenture Trustee in connection with the transfer of the Files to such custodian.

     Section 4.25. [Reserved]

     Section 4.26. Year 2000 Compliance.  The Servicer represents,  warrants and
                   --------------------
covenants that (1) it is in the process of identifying circumstances under which its computer applications may not be able to properly perform date-sensitive functions after December 31, 1999 and (2) it will implement, on a timely basis, corrective action to prevent any such application from interfering in any material respect, due to inability to properly perform such functions, with the performance of its duties under this Agreement. The Servicer will, upon request of the Note Insurer, the Certificateholder or the Indenture Trustee, on or before June 30, 1999, promptly provide an Officer's Certificate to the effect that the Servicer has implemented corrective action to prevent its computer applications from interfering, in any material respect, due to inability to perform date-sensitive functions, with the performance of the Servicer's duties under this Agreement.

     Section 4.27.  Performance of Obligations;  Indenture.  The Issuer appoints
                    --------------------------------------
he Servicer and the Servicer agrees to perform such obligations and duties of the Issuer pursuant to the Indenture as the Issuer may request, including, but not limited to the duties and obligations of the Issuer pursuant to Section 3.09(b) of the Indenture.

     Section 4.28. Data.
                   ----

     (a) Within a reasonable period of time after the Closing Date, the Servicer will provide to the Note Insurer a computer tape or electronic transmission (a "Data Tape"), in a format and containing such of the servicing data maintained by the Servicer with respect to the Mortgage Loans as of the Cut-off Date as shall be mutually agreed to by the Servicer and the Note Insurer (but in any event the Data Tape shall contain the Servicer's Monthly Remittance Report and such other information as the Note Insurer may reasonably request), together with a written explanation (the "Data Dictionary") of each of the data fields included in such Data Tape. Thereafter, on a monthly basis, the Servicer will provide to the Note Insurer a Data Tape as of the end of the preceding Remittance Period together with a written explanation of any revisions made to the Data Dictionary during the preceding Remittance Period. The Note Insurer shall have no duty or obligation with respect to the accuracy of the information contained in any Data Tape or in the Data Dictionary.

     (b) Each Data Tape and Data Dictionary furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed to any other Person. No Person entitled to receive copies of such tapes shall use the information therein for the purpose of soliciting the Mortgagors or for any other purpose except as set forth in this Agreement.

     (c) Upon request by a Certificateholder, the Servicer shall provide data, in a mutually agreeable form, to such Certificateholder. If such Certificateholder is the Owner of 100% of the Certificates, the Servicer shall furnish such data without additional charge, and, if mutually acceptable to the Servicer and such Certificateholder, on a monthly basis.

                                    ARTICLE V

      Accounts; Payments; Statements to Certificateholders and Noteholders

     Section  5.1   Establishment  of  Accounts.
                    ---------------------------

     (a) The Issuer hereby directs the Indenture Trustee to establish and maintain the Trustee Collection Account, the Insured Amounts Account, the Reserve Account, the Swap Counterparty Reserve Account and the Swap Counterparty Floor Account. Each such Account shall be maintained as a segregated account at a Designated Depository Institution to be held in the name of the Indenture Trustee for the benefit of the related Owners and the Note Insurer, unless otherwise specified below.

     (b) The Indenture Trustee shall establish and maintain the Insured Amounts Account to receive deposits from the Note Insurer; the Insured Amounts Account shall be entitled "Bankers Trust Company of California, N.A. as Indenture Trustee for Thornburg Mortgage Funding Trust I, Insured Amounts Account."

     (c) The Issuer hereby directs the Indenture Trustee to establish the Trustee Collection Account to be maintained as a segregated account entitled "Bankers Trust Company of California, N.A. as Indenture Trustee for Thornburg Mortgage Funding Trust I, Trustee Collection Account." On the Closing Date, the Depositor is remitting the amount of $1,220,971.34 in immediately available funds representing the November 1998 distribution on the Pooled Certificates to the Indenture Trustee for deposit into the Trustee Collection Account, and the Indenture Trustee hereby acknowledges receipt of $1,220,971.34 for deposit into the Trustee Collection Account. The Depositor shall (or shall cause the Servicer to) remit any and all distributions received by the Depositor or Seller on the Pooled Certificates on any Pooled Certificate Remittance Date after the Closing Date to the Indenture Trustee in immediately available funds on the Business Day after such Pooled Certificate Remittance Date for deposit into the Trustee Collection Account.

     (d) The Issuer hereby directs the Indenture Trustee to establish and maintain the Reserve Account entitled "Bankers Trust Company of California, N.A. as Indenture Trustee for Thornburg Mortgage Funding Trust I, Reserve Account." Excess Interest will be deposited in the Reserve Account to be held for the benefit of the Noteholders and the Certificateholders. On the Closing Date, the Depositor is remitting or causing to be remitted to the Indenture Trustee, and the Indenture Trustee hereby acknowledges receipt of $150,000 in immediately available funds for deposit into the Reserve Account.

     (e) The Indenture Trustee shall establish and maintain, for the benefit of the Note Insurer, the Swap Counterparty Reserve Account entitled "Bankers Trust Company of California, N.A. as Indenture Trustee for TMA Mortgage Funding Trust I, Swap Counterparty Reserve Account." On the Closing Date, the Depositor will remit or cause to be remitted to the Indenture Trustee, and the Indenture Trustee hereby acknowledges receipt of $800,000 in immediately available funds for deposit into the Swap Counterparty Reserve Fund.

     (f) The Indenture Trustee shall establish and maintain, for the benefit of the Note Insurer, the Swap Counterparty Floor Account entitled "Bankers Trust Company of California, N.A. as Indenture Trustee for TMA Mortgage Trust I, Swap Counterparty Floor Account."

     Section  5.2   Flow  of  Funds.  (a)  Upon  receipt,  the Indenture Trustee
                    ---------------
shall deposit (i) into the Trustee Collection Account (A) the Monthly Remittance remitted by the Servicer, plus (B) any related Substitution Adjustment Amounts and any related Loan Purchase Prices, plus (C) any amounts received from the Swap Counterparty under the Swap Agreements, plus (D) all distributions on the Pooled Certificates received by the Indenture Trustee pursuant to the terms hereof, (ii) into the Reserve Account, the Excess Interest, if any, including on the Closing Date, the initial deposit referred to in Section 5.1(d), (iii) into the Insured Amounts Account, the amount of any Insured Amounts (other than Insured Amounts in respect of amounts described in clause (iii) of the definition of Insured Amounts) (iv) into the Trustee Collection Account, the proceeds of any liquidation or termination pursuant to Article VIII hereof and
Article X of the Indenture, (v) into the Swap Counterparty Floor Account, any amounts received on the Interest Rate Floor Agreement and (vi) into the Swap Counterparty Reserve Account, the initial deposit referred to in Section 5.1(e). Insured Amounts in respect of amounts described in clause (iii) of the definition of Insured Amounts shall be paid by the Note Insurer to the Indenture Trustee for payment to the Owners of the Notes who have complied with the provisions of Section 5.2(j), in the same manner as payments with respect to the Notes.

     (b) The Indenture Trustee shall calculate the amount of Excess Interest, the LIBOR Interest Carryover Amount, the amount to be transferred to the Reserve Account and any amount on deposit in the Reserve Account to be distributed as provided in Section 5.7 hereof.

     (c) If the Indenture Trustee determines that a draw on the Note Insurance Policy is necessary, the Indenture Trustee will take such actions as are required under the Note Insurance Policy to inform the Note Insurer that a payment will be required under the Note Insurance Policy and the amount thereof in sufficient time to have funds available for payment to the Noteholders on the applicable Payment Date. Amounts received from the Note Insurer shall be deposited in the Insured Amounts Account.

     (d) On each Payment Date, the Indenture Trustee will withdraw any amount to be transferred from the Reserve Account pursuant to Section 5.7 hereof and any amount paid by the Note Insurer which has been deposited in the Insured Amounts Account pursuant to Section 5.2(c) hereof and deposit such amounts in the Trustee Collection Account.

     (e)     On  each  Payment Date after the transfers and payments pursuant to
Section 5.2(d), the Indenture Trustee shall make the following transfers and distributions in the priority indicated from the funds then on deposit in the Trustee Collection Account (other than investment earnings):

          (i) From the Available Interest Amount, in the following order of priority and in each case to the extent of any remaining Available Interest Amount after making the prior payments; provided that funds transferred from (x)
                                        --------
the Insured Amounts Account will be used only to pay Interest Shortfall Amounts, and (y) the Reserve Account will be used only to pay LIBOR Interest Carryover Amounts under clause (G):

               (A) to the Swap Counterparty, any net regularly scheduled monthly amounts due the Swap Counterparty on such Payment Date under the Swap Agreements;

               (B) to the Note Insurer, all premiums due to the Note Insurer on such Payment Date pursuant to the Insurance Agreement;

               (C) to the Indenture Trustee, all amounts due as its monthly Indenture Trustee's Fee and Custodian's Fee and any other amounts due it pursuant to Section 6.07 of the Indenture;

               (D) to the Owner  Trustee,  all amounts  due  purusant to Section
          8.01 of the Trust  Agreement,  including the monthly  Owner  Trustee's
          Fee;

               (E) to the Owners, Current Interest at the Note Rate;

               (F) to the Note Insurer for  reimbursement  for any payments made
          (i) under the Note Insurance Policy with respect to its guarantee of interest at the Note Rate to the Noteholders or under the Swap Insurance Policy and (ii) any other amounts owed to the Note Insurer under the Insurance Agreement (other than with respect to Principal Shortfall Amounts) to the extent not reimbursed from payments from the Available Principal Amount;

               (G) to the Owners, any LIBOR Interest Carryover Amount;

               (H) to the Certificate Distribution Account maintained by the Paying Agent for distribution to the Certificateholders, Current Interest at the Certificate Rate; and,

               (I) any remainder to the Reserve Account until, on and after the Reserve Account Limit Date, the Reserve Account Limit is reached, and thereafter to the Certificate Distribution Account for distribution to the Certificateholders as Additional Certificate Interest.
          (ii) From the Available Principal Amount, in the following order of priority:

               (A) to the Owners, until the outstanding principal balance of the Notes has been reduced to zero;

               (B) to the Note Insurer for reimbursement for any payments made under the Note Insurance Policy with respect to Principal Shortfall Amounts and not previously repaid to the Note Insurer, and any other amounts owed the Note Insurer under the Insurance Agreement (other than amounts owed to the Note Insurer under Section 5.2(e)(i)(F) from the Available Interest Amount); and

               (C) to the Certificate Distribution Account for distribution to the Certificateholders as principal until the Certificate Balance of the Certificates has been reduced to zero and then as Additional Certificate Interest.

     (f) If on any Payment Date there are insufficient Available Interest Amounts to pay the amounts due to the Swap Counterparty for net regularly scheduled monthly amounts under the Swap Agreement pursuant to Section 5.2(e)(i)(A), the Indenture Trustee shall draw an amount up to such deficiency, first from amounts, if any, received under the Interest Rate Floor Agreement and on deposit in the Swap Counterparty Floor Account and second from the Swap Counterparty Reserve Account and shall add such amounts to the payment being made under Section 5.2(e)(i)(A). If funds are received under the Interest Rate Floor Agreement and not used as aforesaid, they shall be deposited in the Certificate Distribution Account for distribution to the Certificateholders as Additional Certificate Interest.

     (g) Any amounts properly distributed to the Holders of the Certificates pursuant to the terms of this Agreement shall be distributed free of the lien of the Indenture, and any such amounts shall in no event be required to be returned to the Indenture Trustee or paid over to the Owners.

     (h) On each Payment Date, the Paying Agent shall distribute the amounts on deposit in the Certificate Distribution Account as provided in Article V of the Trust Agreement.

     (i) The Indenture Trustee shall (i) receive as attorney-in-fact of the Owners any Insured Amounts from the Note Insurer, (ii) shall deposit the Insured Amounts to the Insured Amounts Account and (iii) shall disburse the same from such Insured Amounts Account to the Trustee Collection Account and the Owners as set forth in Section 5.2(e)(i)(E) and 5.2(e)(ii)(A) hereof. Insured Amounts disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Trust with respect to the applicable
Notes and the Note Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Amounts as the deemed assignee of such Notes, as hereinafter provided. The Indenture Trustee, on behalf of each Noteholder, hereby agrees for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Indenture Trustee), to the applicable Insured Amounts Account, the Note Insurer (x) will be subrogated to the rights of the Owners of the applicable Notes, with respect to such Insured Amounts, (y) shall be deemed to the extent of the payments so made to be an owner of such Notes and (z) shall receive future payments from Available Interest Amounts and Available Principal Amounts until all such Insured Payments by the Note Insurer have been fully reimbursed, as described in the following paragraph. The Note Insurer shall not acquire any voting rights hereunder as a result of such subrogation, except as otherwise described herein.

     It  is  understood and agreed that the intention of the parties is that the
Note Insurer shall not be entitled to reimbursement from Available Interest Amounts on any Payment Date for amounts previously paid by it unless on such Payment Date the Owners shall also have received the full amount of the related Current Interest or from Available Principal Amounts on any Payment Date for amounts previously paid by it unless on such Payment Date the Outstanding principal balance of the Notes has been reduced to zero.

     (j) Subject to the terms and conditions of the Note Insurance Policy, the Note Insurer will pay any Insured Amount that is a Preference Amount (as defined below) on the Payment Date following receipt on a Business Day by the
Note Insurer of (i) a certified copy of the order requiring the return of the preference payment, (ii) an opinion of counsel satisfactory to the Note Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the
Note Insurer all rights and claims of the Owner relating to or arising under the applicable Notes against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Note Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Note Insurer, provided that if such documents are received after 2:00 pm New York City time on such Business
Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Notes to such receiver or trustee in bankruptcy, in which case such payment shall be paid to the Indenture Trustee for disbursement to such Owner.

     "Preference Amount" means any amount previously distributed to an Owner of a Note that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     In no event shall the Note Insurer pay more than one Insured Amount in respect of any Preference Amount. Consequently, a Noteholder shall not be entitled to reimbursement with respect to any final order relating to the Noteholder's receipt of funds representing Insured Amounts paid by the Note Insurer.

     Each Noteholder, by its purchase of a Note, the Servicer, the Indenture Trustee and the Issuer hereby agree that the Note Insurer may, after making payment of the Preference Amounts or acknowledging to Noteholders its obligation to make payment of any Preference Amounts, at any time thereafter during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer, after making payment of the Preference Amounts, shall be subrogated to the rights of the Servicer, the Indenture Trustee, the Issuer and each Owner in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim. Any expenses incurred in complying with the direction of the Note Insurer shall be borne solely by the Note Insurer.

     (k) With respect to the Swap Agreements, if and so long as the aggregate Principal Balance of the Mortgage Loans falls below 1.5 times the aggregate notional amount of the Swap Agreements, the selection of the respective amortization rates by the Depositor, as provided in the Swap
Agreements,  shall  be  subject  to  the  approval  of  the  Note  Insurer.

     Section  5.3  Investment  of  Accounts.
                   ------------------------

     (a) Any amounts in any Account permitted or required to be invested by the Indenture Trustee pursuant to this Section 5.3 shall be invested in Eligible Investments;

     (b) no such Eligible Investments shall mature later than the Business Day immediately preceding the related Payment Date; provided that Eligible Investments which are obligations of the financial institution serving as Indenture Trustee may mature on the related Payment Date;

     (c) every Eligible Investment made pursuant to this Section 5.3 shall be held until maturity;

     (d) amounts on deposit in the Insured Amounts Account shall not be invested;

     (e)  the  Indenture   Trustee  shall  invest  amounts  on  deposit  in  the
Certificate Distribution Account for the benefit of the Certificateholders at the written direction of the Depositor;

     (f) the Indenture Trustee shall invest amounts on deposit in the Trustee Collection Account for the benefit of the Certificateholders at the written direction of the Depositor;

     (g) the Indenture Trustee shall invest amounts on deposit in the Reserve Account for the benefit of the Certificateholders at the written direction of the Depositor;

     (h) the Indenture Trustee shall invest amounts on deposit in the Swap Counterparty Reserve Account for the benefit of the Certificateholders at the written direction of the Depositor;

     (i) the Indenture Trustee shall invest amounts on deposit in the Swap Counterparty Floor Account for the benefit of the Certificateholders at the written direction of Depositor;

     (j) on each Payment Date, all investment income earned on each Account listed in clauses (e) through (i) above during such Accural Period shall be deposited by the Indenture Trustee into the Certificate Distribution Account and distributed to the Certificateholders as Additional Certificate Interest;

     (k) all income or gain from investments in any Account held by the Indenture Trustee shall be deposited into such Account immediately upon receipt, and any loss resulting from such investments shall be the responsibility of the party directing the Indenture Trustee to make such Investment;

     (l) the Indenture Trustee shall not in any way be held liable by reason of any loss or any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the financial institution serving as Indenture Trustee is the obligor thereon); and

     (m) if the Indenture Trustee has not received any written direction as contemplated in Sections 5.3(e)-(i) above, the amount on deposit in the respective accounts shall be invested in Eligible Investments listed in Clause

     (h) of the definition of Eligible Investments.

     Section  5.4  Reports  by  Indenture  Trustee  to  Owners  and  Depositor.
                   -----------------------------------------------------------
On each Payment Date the Indenture Trustee shall report in writing to each Noteholder of record, to each Paying Agent, if different than the Indenture Trustee, to the Owner Trustee, to each Certificateholder of record, and to the Depositor with a copy to the Note Insurer and the Rating Agencies:

          (1) (A) the aggregate amount of funds available for payment on the Notes on such Payment Date, (B) the amount of interest to be paid to the Notes and the annualized rate of interest being paid on the Notes (based on the original principal amount of the Notes minus all principal distributions previously paid thereon), (C) whether such interest payment is based upon the LIBOR Rate or the Available Funds Cap Rate and whether the Note Insurer provided a portion of such interest payment, and (D) the amount of principal being paid to the Notes on such Payment Date in the aggregate and per $1,000 initial aggregate outstanding principal balance of Notes;

          (2) the amount of any Realized Losses being charged against the Certificates, and/or the Notes (and whether the Note Insurer will be concurrently providing a payment under the Note Insurance Policy to cover such applied Realized Loss);

          (3) the percentage of the initial principal balance of the Notes that remains outstanding on such Payment Date, after giving effect to the payments and Realized Loss charge-offs to be made on such Payment Date;

          (4) the outstanding principal balance of the Notes after giving effect to the payments and Realized Loss charge-offs to be made on such Payment Date;

          (5) (A) the amount of interest and Certificate Rate paid to the Certificates on such Payment Date (separately stating any Additional Certificate Interest not included in the calculation of the Certificate
     Rate), (B) the amount of Realized Losses applied against the Certificate Balance of the Certificates and (C) the current Certificate Balance of the Certificates after any payments and write-downs on such Payment Date;

          (6) the amount of interest paid to the Swap Counterparty (and whether any portion thereof was paid by the Note Insurer under the Swap Insurance Policy) and the amount of interest received from the Swap Counterparty on such Payment Date;

          (7) the amount deposited into the Reserve Account, amounts withdrawn from the Reserve Account (and applications thereof) and balance of the Reserve Account as of such Payment Date;

          (8) the amounts reimbursed to the Note Insurer, if any, relating to its payments under the Note Insurance Policy and the Swap Insurance Policy or otherwise owed to the Note Insurer under the Insurance Agreement and the amounts under each remaining unreimbursed.

          (9) the LIBOR Rate for the Accrual Period beginning on such Payment Date;

          (10) the weighted average Coupon Rate of the Mortgage Loans as of the last day of the preceding calendar month;

          (11) the weighted average of the remaining term of the Mortgage Loans as of the last day of the preceding calendar month;

          (12) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (13) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Indenture Trustee's security interest in the Mortgage Loans;

          (14) The amount of Realized Losses incurred allocable to the Notes on the related Payment Date and the cumulative amount of Realized Losses incurred allocated to the Notes since the Cut-Off Date; and

          (15) The  aggregate  Principal  Balance  of all  outstanding  Mortgage
     Loans.

     In addition, the Indenture Trustee will provide to each such Person, a copy of the Remittance Report for the Pooled Certificates. The obligations of the Indenture Trustee under this Section are conditioned upon such information being received from the Servicer pursuant to Section 4.22 hereof.

     In addition to the foregoing, the Indenture Trustee will also provide a monthly report to the Issuer, the Certificateholders and the Note Insurer containing (i) the balance in the Swap Counterparty Reserve Account and the amount of any withdrawals therefrom as of such Payment Date, and (ii) the amount of any receipts with respect to the Interest Rate Floor Agreement.

     In addition to the foregoing, for so long as TMA Acceptance Corp. or any Affiliate thereof is the sole Holder of the Certificates, the Servicer shall provide to the Certificateholder a monthly report substantially in the form of
Exhibit  I  attached  hereto.

     Upon request by any Noteholder, the Indenture Trustee, as soon as reasonably practicable, shall provide the requesting Noteholder with such information as is necessary and appropriate, in the Indenture Trustee's sole discretion, for purposes of satisfying applicable information requirements under Rule 144A of the Securities Act.

     Section  5.5  Drawings  under  the Policy and Reports by Indenture Trustee.
                   ------------------------------------------------------------
(a) By 11:00 A.M. California Time on the Business Day preceding each Payment Date, the Indenture Trustee shall determine whether a claim is to be made under the Note Insurance Policy for an Insured Amount. If the Indenture Trustee determines that a Claim should be made for an Insured Amount, the Indenture Trustee shall furnish the Note Insurer and the Issuer with a completed Notice in the form set forth as Exhibit A to the Note Insurance Policy. The Notice shall specify the amount of Insured Amount and shall constitute a claim for an Insured Amount pursuant to the Note Insurance Policy.

     (b) Without limiting the generality of the foregoing, the Indenture Trustee shall, at the request of the Note Insurer transmit promptly to the Note Insurer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer.

     (c) From time to time, the Indenture Trustee shall promptly report to the Issuer and to the Note Insurer with respect to its actual knowledge, without independent investigation, of any inaccuracies of any of the statements set forth in Part II of Exhibit D hereto.

     Section  5.6  Allocation  of  Realized  Losses.  Any  Realized  Losses with
                   --------------------------------
respect to the Mortgage Loans or the Pooled Certificates will, on the related Payment Date, be allocated as follows, separately in the following order:

          (i) to the Certificates in reduction of their Certificate Balances until such Certificate Balances have been reduced to zero; and

          (ii) to the extent not covered by the Note Insurance Policy, to the Notes in reduction of their Class Principal Balances until such Class Principal Balances have been reduced to zero.

     Section 5.7  The Reserve Account and the Swap Counterparty Reserve Account.
                  -------------------------------------------------------------
(a) On the initial Payment Date, all Excess Interest received by the Indenture Trustee shall be distributed to the Certificateholder. On each Payment Date after the initial Payment Date, until the Reserve Account Limit Date, all Excess Interest received by the Indenture Trustee shall be deposited in the Reserve Account. Thereafter, Excess Interest will be so deposited only to maintain an amount equal to the Reserve Account Limit. Any amounts on deposit in the Reserve Account and any Excess Interest received after the Reserve Account Limit Date in excess of the Reserve Account Limit, and all investment income on amounts in the Reserve Account both before and after the Reserve Account Limit Date will be paid to the Certificateholders as Additional Certificate Interest.

     (b) The Note Insurer, on any Payment Date and in its sole discretion, may direct the Indenture Trustee to release all or any part of the Swap Counterparty Reserve Account to the Certificateholders and/or transfer ownership of the Interest Rate Floor Agreement to the Certificateholders or their designees. The Indenture Trustee and the Issuer will cooperate in the execution of any documents required by the Interest Rate Floor Provider to evidence and effect such transfer; provided, however that if the Swap Insurance Policy is no longer in effect, the Indenture Trustee shall act upon the instructions of the Certificateholders without obtaining the consent of the Note Insurer.

     Section 5.8 Calculation of LIBOR.  Until the Class Principal Balance of the
                 --------------------
Notes has been reduced to zero, the Indenture Trustee will determine LIBOR for each Accrual Period in accordance with the definition thereof.

     The establishment of LIBOR and the Note Rate by the Indenture Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Note, the Issuer, the Depositor, the Servicer and the Note Insurer. Each such rate of interest may be obtained by telephoning the Indenture Trustee at (800) 735-7777.

                                   ARTICLE VI

                                  The Servicer

     Section  6.1  Liabilities  of the Servicer. The Servicer shall be liable in
                   ----------------------------
accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer, as applicable.

     Section 6.2 Merger or Consolidation  of the Servicer.  Any corporation into
                 ----------------------------------------
which or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party (a "Business Combination"), or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and further provided that such Business Combination does not adversely affect the then current ratings of the Notes by the Rating Agencies without regard to the Note Insurance Policy. Notwithstanding the foregoing, the Servicer may provide 90 days advance written notice to the Indenture Trustee, the Note Insurer and Certificateholders of its intention to resign in connection with a Business Combination that does not meet the foregoing requirements, in which case, the Indenture Trustee shall appoint a successor Servicer acceptable to the Issuer and the Note Insurer. The resigning Servicer will in a commercially reasonable manner facilitate the transfer of servicing to the replacement Servicer prior to the expiration of such notice period. No removal or resignation of the Servicer will become effective until the Indenture Trustee or a successor Servicer has assumed the Servicer's responsibilities and delegations in accordance herewith.

     Section  6.3  Limitation  on Liability of the Servicer and Others.  Neither
                   ---------------------------------------------------
the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer or the Noteholders for any action taken by such Person or by a Subservicer or for such Person's or Subservicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any breach of representation or warranties made by it herein or protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Notes or the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate and the Servicer shall be entitled to be reimbursed therefor out of the Servicer Collection Account, as provided by
Section  4.8A.

     Section 6.4.     The Servicer not to Resign.  The Servicer shall not resign
                      --------------------------
from the obligations and duties hereby imposed on it except upon appointment of a successor and receipt by the Indenture Trustee and the Issuer of a letter from each Rating Agency that such resignation and appointment will not result in a downgrading of the Notes without regard to the Note Insurance Policy or upon a determination that its duties thereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee, the Issuer, the Depositor and the Note Insurer.

                                  ARTICLE  VII

                               Removal of Servicer

     Section  7.1  Removal  of  Servicer;  Resignation  of  Servicer.
                   -------------------------------------------------

     (a) The Indenture Trustee (or the Owners acting on behalf of the Indenture Trustee), with the consent of the Note Insurer or the Note Insurer may remove the Servicer upon the occurrence of any of the following events (each, a "Servicer Termination Event"):

          (i) The Servicer shall (a) apply for or consent to the appointment of a receiver, trustee in bankruptcy, liquidator or custodian or similar entity in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make an assignment for the benefit of its creditors, (d) be adjudicated a bankrupt or insolvent, (e) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or
     (f) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or

          (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, or a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (a) result in the entry of an order for relief or any such adjudication or appointment or (b) continue undismissed or pending and unstayed for any period of 60 consecutive days; or

          (iii) The Servicer shall fail to perform in any material respect any one or more of its obligations under this Agreement (other than its obligations referenced in clause (vi) below) and shall continue in default thereof for a period of 30 days after receipt by the Servicer of a written notice from the Indenture Trustee, the Trust, any Noteholder, the Depositor or the Note Insurer of said failure; provided, however, that if the Servicer demonstrates to the reasonable satisfaction of the Note Insurer that it is diligently pursuing corrective action, the cure period may be extended for up to an additional 30 days; or

          (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in this Agreement which materially and adversely affects the interests of the Noteholders or the Note Insurer for a period of 30 days after receipt by the Servicer of a written notice from the Indenture Trustee, the Trust, any Noteholder, the Depositor or the
     Note Insurer of such breach; provided, however, that if the Servicer demonstrates to the reasonable satisfaction of the Note Insurer that it is diligently pursuing corrective action, the cure period shall be extended for up to an additional 30 days; or

          (v) The failure by the Servicer to make when due any required Servicing Advance for a period of 30 days following receipt by the Servicer of a written notice from the Indenture Trustee, the Trust, any Noteholder, the Depositor or the Note Insurer of such failure; or

          (vi) The failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest or to pay over the Monthly Remittance, Loan Purchase Prices and Substitution Adjustment Amounts; then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Note Insurer or, with the consent of the Note
     Insurer, the Indenture Trustee (or a majority in interest of the Noteholders acting on behalf of the Indenture Trustee) may remove the Servicer upon the occurrence of any Servicer Termination Event. Whereupon all of the rights (other than its rights to reimburse for advances) and obligations, including its rights to the Servicing Fee, shall terminate. In addition, the Note Insurer, or the majority in interest of the Certificateholders with the consent of the Note Insurer, shall have the right to direct the Servicer to remove any Subservicer as permitted under the related subservicing agreement. Such termination shall be final and binding. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.1(a); and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Servicer Collection Account or thereafter be received with respect to the Mortgage Loans.

     (b) Notwithstanding the foregoing, if a Servicer Termination Event described in clause (vi) of Section 7.1(a) shall occur, the Indenture Trustee shall, by notice in writing to the Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Delinquency Advances and other advances of its own funds, and the Indenture Trustee shall act as provided in Section 7.1(c) to carry out the duties of the Servicer, including the obligation to make any Delinquency Advance the nonpayment of which was a Servicer Termination Event described in clause (vi) of Section 7.1(a). Any such action taken by the Indenture Trustee must be prior to the related Payment Date. If the Servicer shall within two Business Days following such suspension remit to the Indenture Trustee the amount of any Delinquency Advance the nonpayment of which by the Servicer was a Servicer Termination Event described in clause (vi) of this
Section 7.1(a), the Indenture Trustee shall permit the Servicer to resume its rights and obligations as Servicer hereunder. The Servicer agrees that it will reimburse the Indenture Trustee for actual, necessary and reasonable costs incurred by the Indenture Trustee because of action taken pursuant to clause
(vi) Section 7.1(a). The Servicer agrees that if a Servicer Termination Event as described in clause (vi) Section 7.1(a) shall occur more than two times in any twelve-month period, the Indenture Trustee shall be under no obligation to permit the Servicer to resume its rights and obligations as Servicer hereunder.

     (c) On and after the time the Servicer receives a notice of termination pursuant to Section 7.1, the Indenture Trustee shall be the successor in all respects to the Servicer under this Agreement and under the Subservicing
Agreements with respect to the Mortgage Loans and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Servicer receives such notice of termination placed on the Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Servicer; provided, that the Indenture Trustee shall not under any circumstances be responsible for any representations and warranties or any liability incurred by the Servicer at or prior to the time the Servicer was terminated as Servicer and the Indenture Trustee shall not be obligated to make a Delinquency Advance if it is prohibited by law from so doing. As compensation therefor, the Indenture Trustee shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to retain or to withdraw from the Servicer Collection Account if the Servicer had continued to act hereunder, except for those amounts due to the Servicer as reimbursement for advances previously made or amounts previously expended and that are otherwise reimbursable hereunder. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and under any Subservicing Agreements. Pending any such appointment, the Indenture Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Indenture Trustee, be in excess of that permitted the Servicer hereunder. The
Indenture Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.2.  Notification to Certificateholders. Upon any such termination
                   ----------------------------------
or appointment of a successor to the Servicer, the Indenture Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Register.

                                  ARTICLE VIII

                                   Termination

     Section  8.1  Termination  of  Agreement.  All  obligations created by this
                   --------------------------
Agreement will terminate upon the earlier of the payment to the Note Insurer, the Owners and Certificateholders of all amounts held by the Indenture Trustee and required to be paid to the Note Insurer, such Owners and/or Certificateholders pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

Section  8.2  Termination  Upon  Exercise  of  Collateral  Purchase  Options and
              ------------------------------------------------------------------
Servicer's  Optional  Termination  Right.
----------------------------------------

     (a) On the Payment Date as to which the Certificateholders Collateral Purchase Option, the Bear Stearns Collateral Purchase Option or the Optional Termination Right has been exercised and upon receipt of the Certificateholder Purchase Price, the Bear Stearns Purchase Price, or the Optional Termination Price, as applicable, and payment to the Note Insurer, Noteholders and Certificateholders of all amounts due them, this Agreement shall terminate.

     (b) Promptly following any such purchase, the Indenture Trustee will release the Files for the related Mortgage Loans with appropriate endorsements and transfer documents, to the Certificateholder, Bear Stearns or the Servicer (or the Depositor in accordance with Section 8.4), or otherwise upon its respective order.

     Section  8.3  Disposition  of  Proceeds.  The Indenture Trustee shall, upon
                   -------------------------
receipt thereof, deposit the proceeds of any liquidation or termination of the Trust pursuant to this Article VIII to the Trustee Collection Account. All such proceeds on deposit in the Trustee Collection Account shall be paid as provided in Section 5.2 hereof. The Indenture Trustee shall withdraw from the Reserve Account an amount equal to the funds on deposit therein and if the Certificateholder Collateral Purchase Option or the Bear Stearns Collateral Purchase Option is exercised apply such amounts against the Certificateholder Purchase Price or the Bear Stearns Purchase Price, as applicable, and otherwise, shall pay such amounts to the Certificate Distribution Account.

     Section  8.4     Optional Termination.  (a) On any Payment Date on or after
                      --------------------
the date on which the outstanding aggregate Loan Balance of the Mortgage Loans is equal to or less than 5% of the Original Aggregate Loan Balance (the "Optional Termination Date") and provided that the Swap Agreements are no longer outstanding, the Servicer may purchase from the Trust all (but not fewer than all) of the Mortgage Loans, the Pooled Certificates, and all Property theretofore acquired in respect of any Mortgage by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust (the "Optional Termination Right") at a price (the "Optional Termination Price") equal to the sum of (i) 100% of the aggregate Loan Balances of the Mortgage Loans as of the day of purchase minus amounts remitted from the Servicer Collection Account to the Trustee Collection Account, representing collections of principal on the Mortgage Loans during the current Remittance Period, (ii) one month's interest on such amount computed at the LIBOR Rate less the portion of Available Interest Amounts available to pay interest on the Notes on such Payment Date, (iii) the outstanding principal balance of the Pooled Certificates, the unpaid amounts due and owing to the Note Insurer under the Insurance Agreement and reimbursement of any draws under the Note Insurance Policy, (iv) the aggregate amount of any related unreimbursed Delinquency Advances and Servicing Advances and (v) any LIBOR Interest Carryover Amount. In connection with such purchase, the Servicer shall remit to the Indenture Trustee all amounts then on deposit in Servicer Collection Account for deposit to the Trustee Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) Promptly following any such purchase, the Indenture Trustee will release the Files for the related Mortgage Loans with appropriate endorsements and transfer documents, to the extent provided by the Servicer, to the Servicer or otherwise upon its order, and deliver the Pooled Certificates together with executed bond powers in favor of the Servicer or its designee.

     (c) Notwithstanding the foregoing, the Servicer shall provide the Depositor with 30 days' prior written notice of its intention to purchase the Mortgage Loans, Pooled Certificates and such other Property and the Depositor may, at its option, by notice to the Servicer and the Indenture Trustee to be given not less than 10 Business Days prior to the next succeeding Payment Date, receive a preferential right in lieu of the Servicer to exercise the Optional Termination Right to purchase such Mortgage Loans, Pooled Certificates and other property on the such Payment Date, at a price equal to Optional Termination Price. If the Depositor deposits the Optional Termination Price with the Indenture Trustee on such Payment Date, the Indenture Trustee will release the Files for the related Mortgage Loans with appropriate endorsements and transfer documents, to the Depositor or otherwise upon its order, and deliver the Pooled Certificates together with executed bond powers in favor of the Depositor or its designee.

                                   ARTICLE IX

                            Miscellaneous Provisions

     Section  9.1  Amendment.  This  Agreement may be amended by the Issuer, the
                   ---------
Depositor, the Servicer and the Indenture Trustee, with the consent of the Note Insurer (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an opinion of counsel delivered to the Indenture Trustee and the Note Insurer, adversely affect in any material respect the interests of the Note Insurer, any Noteholder or Certificateholder; provided further, that no such opinion of counsel shall be required if the Person requesting such amendment furnishes the Issuer, the Note Insurer and the Indenture Trustee with a letter from each Rating Agency to the effect that such amendment will not cause such Rating Agency to reduce or withdraw its rating of the Notes without giving effect to the Note Insurance Policy.

     This Agreement may also be amended from time to time by the Issuer, the Depositor, the Servicer and the Indenture Trustee, with the consent of the Note Insurer, the consent of the Holders of Notes evidencing not less than a majority of the principal balance of each class of Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance of the Certificates (if such Holders are adversely affected thereby), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentages of the Notes and the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and/or the Holders of all the outstanding Certificates affected thereby.

     Promptly after its execution of any amendment pursuant to the preceding paragraph, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency and each Certificateholder.

     It shall not be necessary for the consent of the Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Section  9.2.     Notices  and  Copies  to  Rating  Agencies  and  the Note
                       ---------------------------------------------------------
Insurer.

     (a)  The  Indenture   Trustee  shall  notify  the  Rating   Agencies,   the
Certificateholder and the Note Insurer of the occurrence of any of the following events, in the manner provided in Section 9.3:

          (i) the occurrence of a Servicer Termination Event pursuant to Section 7.1; and
          (ii) the appointment of a successor Servicer pursuant to Section 7.2.
     (b) The Servicer shall notify the Rating Agencies and the Note Insurer of the occurrence of any of the following events, or in the case of clauses (iii),
(v) and (vi) promptly upon receiving  notice thereof,  in the manner provided in
Section 9.3:

          (i) any amendment of this Agreement pursuant to Section 9.1;

          (ii) the appointment of a successor Indenture Trustee pursuant to the Indenture;

          (iii) any change in the location of the Servicer Collection Account or any Principal and Interest Account;

          (iv) [RESERVED];

          (v) the repurchase of any Mortgage Loan pursuant to Sections 2.2 or under Exhibit D, or the repurchase of the outstanding Mortgage Loans pursuant to Section 8.4;

          (vi) the occurrence of the final Payment Date or the termination of the trust pursuant to Article VIII;

          (vii) the failure of the Servicer to make a Delinquency Advance in lieu of the related Subservicer following a determination that such Delinquency Advance would not be a Nonrecoverable Advance pursuant to
     Section 4.9A; and

          (viii) the failure of the Servicer to make a determination on or before the Remittance Date regarding whether it will make a Delinquency Advance in lieu of the related Subservicer when a shortfall exists between
     (x) payments scheduled to be received in respect of the related Mortgage Loans and (y) the amounts actually deposited in the Servicer Collection Account on account of such payments, pursuant to Section 4.9A.

     The Servicer shall provide copies of any other statements or reports to the Rating Agencies and the Note Insurer in such time and manner that such statements or determinations are required to be provided to Noteholders.

     Section  9.3  Notices.  All  notices  hereunder  shall be given as follows,
                   -------
until  any superseding instructions are given to all other Persons listed below:

  The Indenture Trustee: Bankers  Trust  Company  of
                         California,  N.A.
                         3  Park  Plaza;  16th  Floor
                         Irvine,  California  92614
                         Attention:  Corporate  Trust - TMA Mortgage Funding
                                     Trust  I
                         Tel:  (949)  253-7575
                         Fax:  (949)  253-7577
  The  Depositor:        Thornburg  Mortgage  Funding  Corporation
                         18881  Von  Karman  Avenue,  Suite  1450
                         Irvine,  CA  92612
                         Attention:  Richard  P.  Story
                         Tel:  (949)  660-0012
                         Fax:  (949)  660-7799
  The  Servicer:         PNC  Mortgage  Securities  Corp.
                         75  N.  Fairway  Dr.
                         Vernon  Hills,  IL  60061
                         (or such other address as may hereafter be furnished to
                          the Indenture Trustee in
                         writing  by  the  Servicer)
                         Attention:  General  Counsel,  with  a  copy  to the
                                       Master Servicing Department
                         Tel:  (847)  549-2315
                         Fax:  (847)  549-2967
  Note  Insurer:         Ambac  Assurance  Corporation
                         One  State  Street  Plaza,  17th  Floor
                         New  York,  NY  10004
                         Attention:  Structured  Finance-Mortgage-Backed
                                     Securities
                         Tel:  (212)  208-3387
                         Fax:  (212)  363-1459
  The  Issuer:           TMA  Mortgage  Funding  Trust  I
                         c/o  Wilmington  Trust  Company
                         Rodney  Square  North
                         1100  North  Market  Street
                         Wilmington,  Delaware  19890
                         Tel:  (302)  651-1000
                         Fax:  (302)  651-1576

  Moody's:               Moody's  Investors  Service
                         99  Church  Street
                         New  York,  New  York  10007
                         Attention:  ABS  Monitoring  Department

  S&P:                   Standard  &  Poor's
                         26  Broadway
                         15th  Floor
                         New  York,  New  York  10004
                         Attention:  ABS  Surveillance  Dept.

     Section 9.4  Limitations on Rights of Others.  Nothing in this Agreement or
                  -------------------------------
in any Note, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, the Note Insurer and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section  9.5  Severability.  Any  provision  of  this  Agreement  that  is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section  9.6  Separate Counterparts.  This Agreement may be executed by the
                   ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section  9.7  Headings.  The  headings of the various Articles and Sections
                   --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 9.8 Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
                 -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section  9.9  Assignment  to  Indenture  Trustee.  The  Depositor  hereby
                   ----------------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders, the Certificateholders, the Note Insurer and the Swap Counterparty of all right, title and interest of the Issuer in, to and under the Trust Estate, including among other things, the Mortgage Loans and the Pooled Certificates and/or the assignment of any or all of the Issuer's rights and obligations hereunder, under the Collateral Sale Agreement and under the Swap Agreements to the Indenture Trustee.

     Section  9.10  Limitation  of  Liability  of  Owner  Trustee  and Indenture
                    ------------------------------------------------------------
Trustee.
-------

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company, in its individual capacity, or, except as expressly provided in the Trust Agreement, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Bankers Trust Company of California, N.A. not in its individual capacity but solely as Indenture Trustee and Paying Agent and in no event shall Bankers Trust Company of California, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section  9.11  Independence  of  the  Servicer.  For  all  purposes of this
                    -------------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Indenture Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Servicer shall have no authority to act for or represent the Issuer or the Indenture Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Indenture Trustee.

     Section  9.12   No  Joint Venture.  Nothing contained in this Agreement (i)
                     -----------------
shall constitute the Servicer and either of the Issuer or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section  9.13   Note  Insurer.  Any  right  conferred  on  the Note Insurer
                     -------------
herein shall not arise until the issuance by the Note Insurer of its Note Insurance Policy and may be suspended or terminated as provided in Section 9.14 below (except that subrogation rights which have previously arisen shall not be so suspended). During the period of any such suspension, all such rights of the
Note Insurer shall vest in the Owners, and may be exercised by the Owners of a majority of the Class Principal Balance of the Notes.

     Section  9.14     Rights  of  the  Note Insurer.  So long as there does not
                       -----------------------------
exist  a failure by the Note Insurer to make a required payment under either the
Note Insurance Policy or the Swap Insurance Policy, the Note Insurer shall have the right to exercise and may exercise, without the consent of the Noteholders or the Certificateholders, each and every right of the Noteholders granted pursuant to this Indenture and the Noteholders shall not exercise any such rights except upon the prior written consent of the Note Insurer hereunder; provided, however, that any right conferred on the Note Insurer hereunder shall be suspended during any period in which the Note Insurer is in default in its payment obligations under either the Note Insurance Policy or the Swap Insurance Policy. At such time as the Notes are no longer outstanding, and no amounts owed to the Note Insurer remain unpaid, the Note Insurer's rights hereunder shall terminate.

     Section  9.15  Exhibits.  The  Exhibits referred to herein are incorporated
                    --------
herein  as  an  integral  part  hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                            TMA  MORTGAGE  FUNDING  TRUST  I,
                            Issuer
                            By:     WILMINGTON  TRUST  COMPANY,
                                    not in its individual capacity but solely as
                                    Owner  Trustee


                            By:____________________________________
                                  Name:
                                  Title:
                            THORNBURG MORTGAGE FUNDING CORPORATION, Depositor



                            By:____________________________________
                                  Name:
                                  Title:

                            PNC  MORTGAGE  SECURITIES  CORP.,  Servicer


                            By:____________________________________
                                  Name:
                                  Title:

                            BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Indenture Trustee


                            By:____________________________________
                                  Name:
                                  Title:

                                   APPENDIX A

                                   Definitions

                                    EXHIBIT A

                                   [Reserved]

                                    EXHIBIT B

                  INDENTURE TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT
                  ---------------------------------------------

     Bankers Trust Company of California, N.A., a national banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing Agreement") among TMA Mortgage Funding Trust I, as issuer (the "Issuer"), Thornburg Mortgage Funding Corporation, as depositor (the "Depositor"), PNC Mortgage Securities Corp., as master servicer (the "Servicer"), and the Indenture Trustee, hereby acknowledges receipt of the items required to be delivered to it pursuant to Section 2.2 of the Sale and Servicing Agreement with respect to the Mortgage Loans, the Pooled Certificates and the Swap Agreements.

     The Schedules of Mortgage Loans, Pooled Certificates and Swap Agreements are attached to this Receipt.

     The Indenture Trustee hereby additionally acknowledges that it shall review such items as required by Section 2.2 of the Sale and Servicing Agreement.
     BANKERS  TRUST  COMPANY  OF     CALIFORNIA,  N.A.,  as  Indenture  Trustee

                                   By:______________________________
                                        Name:____________________________
                                        Title:_____________________________

Dated:     December  __,  1998


                                    EXHIBIT C

                               POOL CERTIFICATION
                               ------------------

          WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company of California, N.A., a national banking corporation, acting in its capacity as indenture trustee (the "Indenture Trustee") of a pool of mortgage loans (the "Mortgage Loans") heretofore conveyed in trust to the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing Agreement") among TMA Mortgage Funding Trust I, as issuer (the "Issuer"), Thornburg Mortgage Funding Corporation, as depositor (the "Depositor"), PNC Mortgage Securities Corp., as master servicer (the "Servicer"), and the Indenture Trustee; and

          WHEREAS, the Indenture Trustee is required, pursuant to Section 2.2 of the Sale and Servicing Agreement, to review the Files relating to the Mortgage Loans within a specified period following the Closing Date and to notify the Depositor, the Seller and the Note Insurer promptly of any defects with respect to the Mortgage Loans, and the Depositor or the Seller is required to remedy such defects or take certain other action, all as set forth in Section 2.2 of the Sale and Servicing Agreement; and

          WHEREAS, Section 2.2 of the Sale and Servicing Agreement requires the Indenture Trustee to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

          NOW, THEREFORE, the Indenture Trustee hereby certifies that, except as provided in the attached exception report, it has determined that all required documents (or certified copies of documents listed in Section 2.2 of the Sale and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 2.2 of the Sale and Servicing Agreement. The Indenture Trustee makes no representation or certification hereby, however, (i) that any such document is genuine, valid, recordable, sufficient, suitable, insurable, collectable, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face and (ii) with respect to any intervening assignments or assumption and modification agreements.

                                   By:______________________________
                                        Name:____________________________
                                        Title:_____________________________

Dated:  ______________,  199_

                                    EXHIBIT D

                         Part I.  Delivery Requirements


     (a) On or prior to the Closing Date, the Seller shall deliver to the Indenture Trustee, as designee of the Purchaser, the following documents with respect to each of the Mortgage Loans sold by it on the Closing Date:

          (i) the original Mortgage Note, endorsed without recourse, to the order of the Indenture Trustee, as designee of the Purchaser, or in blank and showing an unbroken chain of endorsements from the original payee thereof to the person endorsing it to the Indenture Trustee, as designee of the purchaser; provided however, that with respect to three Mortgage Notes with an aggregate outstanding principal balance of $525,019 as of the Cut-off Date with respect to the Mortgage Loans, the Seller will not provide the original Mortgage Notes. In lieu thereof the Seller will provide lost note affidavits;

          (ii) either (1) the original Mortgage with evidence of recording thereon, (2) a copy of the Mortgage certified as a true copy by the related Originator, a third party seller, a title closer or a settlement agent or an attorney where the original Mortgage has been transmitted for recording until such time as the original or certified copy is returned by the public recording office or (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been retained by the public recording office or has been lost;

          (iii) a copy of an assignment of the Mortgage to the Indenture Trustee, as designee of the Purchaser, or in blank, in a form for recording or filing, as may be appropriate in the state where the Property is located;

          (iv) a copy of each title insurance policy or, if such policy has not yet been issued, a commitment or binder therefor;

          (v) originals of each intervening assignment with evidence of recording thereon showing a complete chain of title from the originator to the Seller, or if the original of any such intervening assignment is unavailable, a copy certified as a true copy by the related Originator, a third party seller, a title closer or a settlement agent or an attorney until such time as the original or a copy certified by the public recording office is returned;

          (vi) originals of all assumptions and modification agreements, if any;

          (vii) with respect to each Mortgage Loan secured by Additional Collateral, the original assignment of the related pledge agreement concerning such Additional Collateral, together with a copy of such related pledge agreement; a copy of each related UCC-1 filing statement, and an original UCC-3 filing statement, where applicable, together with a copy of all applicable and executed notices of assignment; and an original assignment of all related servicing agreements, mortgages, guarantees and other documents executed and delivered to the Seller in connection with such Additional Collateral; and

          (viii) with respect to each Cooperative Loan, the related Cooperative Note, the original security agreement, the proprietary lease or occupancy agreement, the related stock certificate and blank stock power and a copy of the original filed financing statement together with assignments to the Indenture Trustee in a form sufficient for filing;

provided,  however,  that  the documents listed in clauses (ii)-(vii) above may,
--------   -------
but need not be delivered on the Closing Date and if not so delivered shall be delivered within 30 days after the Closing Date.

     (b) Within 30 days after the Closing Date, the Seller, at its sole cost and expense, shall cause assignments of the Mortgages from the Seller to the Indenture Trustee, as designee of the Purchaser, promptly to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller is not required to submit an assignment for any Mortgage with respect to which the original recording information is lacking or in states where, in the opinion of counsel acceptable to the Purchaser, the Note Insurer and the Indenture Trustee, such filing or recording is not required to protect the Purchaser's and the Indenture Trustee's interest in the Mortgage Loan against sale, further assignment, satisfaction or discharge by the Purchaser, the Trust, the Servicer, the related Subservicer or the Seller.

     (c) The Seller shall deliver the original or certified copies of the Mortgages, as the case may be, and any such recorded assignments or certified copies thereof, together with originals or duly certified copies of any and all prior recorded assignments, to the Indenture Trustee within 30 days of receipt thereof by the Seller (but in any event within one year after the Closing Date).

     (d) Notwithstanding anything to the contrary contained in this Part I, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee, as the designee of the Purchaser, of a true and correct copy of such Mortgage, such assignment or assignments of Mortgage, duly certified by the applicable recorder's office.

     (e) The Seller covenants and agrees with respect to the Mortgage Loans (i) to maintain (or cause to be maintained by the applicable Subservicer) on microfiche (or other permanent storage media) a copy of each original title insurance policy and to furnish a copy thereof to the Note Insurer upon its request or to the Indenture Trustee, as designee of the Purchaser, or the Servicer if necessary in order to present claims under such policy, (ii) to provide to the Indenture Trustee, as designee of the Purchaser, or the Servicer a certified copy of any Mortgage or intervening assignment which was not delivered on the Closing Date and has not been subsequently delivered as provided in (c) above if necessary to permit the Servicer to take actions with respect to the related Mortgage Loan and (iii) to take all action necessary under applicable state law to transfer the benefits of the lien and security interest in the related Property to the Indenture Trustee, as the designee of the Purchaser.

     (f) In the case of any Mortgage Loan which has been prepaid in full after the Cut-off Date with respect to the Mortgage Loans and prior to the Closing Date, the Seller, in lieu of the foregoing, will cause the Servicer to deliver within 15 days after the Closing Date to the Indenture Trustee and to the Purchaser a certification of an Authorized Officer in the form set forth as Exhibit G hereto.

     (g) At the direction of the Indenture Trustee, as designee of the Purchaser, the Seller shall (or shall cause an Affiliate to) sell, transfer, assign, set over and otherwise convey without recourse, to the Indenture Trustee, as designee of the Purchaser, all right, title and interest of the Seller (or of such Affiliate) in and to any Qualified Replacement Mortgage delivered to the Indenture Trustee by the Seller (or such Affiliate) pursuant to
Section 3.1 of the Collateral Sale Agreement (and Part III of this Exhibit D) and all its right, title and interest to principal collected and interest accrued on such Qualified Replacement Mortgage on and after the applicable Replacement Cut-off Date; provided, however, that the Seller (or such Affiliate)
                          --------  -------
shall reserve and retain all right, title and interest in and to payments of principal collected and interest accrued on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-off Date.

     (h) As to each Mortgage Loan reconveyed by the Indenture Trustee in connection with the conveyance of a Qualified Replacement Mortgage therefor or a required repurchase thereof, the Purchaser shall, or shall cause the Indenture Trustee to, sell, transfer, assign, set over and otherwise convey without recourse, on the Seller's order, all of its right, title and interest in and to such conveyed Mortgage Loan and all the Purchaser's or the Indenture Trustee's right, title and interest to principal collected and interest accrued on such released Mortgage Loan after the applicable Replacement Cut-off Date; provided,
                                                                       --------
however,  that  the  Purchaser or the Indenture Trustee shall reserve and retain
-------
all right, title and interest in and to payments of principal collected and interest accrued on such conveyed Mortgage Loan on or prior to the applicable Replacement Cut-off Date.

     (i) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Indenture Trustee, as designee of the Purchaser, the Seller agrees with respect to each Qualified Replacement Mortgage transferred and assigned by it to (i) deliver or cause to be delivered without recourse to the Indenture Trustee as designee of the Purchaser, on the date of delivery of such Qualified Replacement Mortgage all documents required by Part I of this Exhibit D, (ii) in instances required by paragraph (b) above, cause promptly to be recorded an assignment in the appropriate jurisdiction to the Indenture Trustee, and (iii) deliver or cause to be delivered the original Qualified Replacement Mortgage and such recorded assignment or certified copies of each, together with original or duly certified copies of any and all prior recorded assignments, to the Indenture Trustee, as designee of the Purchaser, within 30 days of receipt thereof by the Seller (but in any event within one year after the date of conveyance of such Qualified Replacement Mortgage).

     (j) As to each Mortgage Loan reconveyed by the Purchaser or the Indenture Trustee in connection with the conveyance of a Qualified Replacement Mortgage or a required repurchase of such Mortgage Loan, the Purchaser shall or shall cause the Indenture Trustee to deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Seller (i) the original Note relating thereto, endorsed without recourse, to the Seller (or to such other party as the Seller directs) (ii) the original Mortgage so released and all recorded assignments relating thereto, (iii) an assignment from the Indenture Trustee to the Seller (or to such other party as the Seller directs) executed by the Indenture Trustee in the same form as the assignment referred to in clause
(iii) of clause (a) above of this Part I, and (iv) such other documents as constituted the File with respect thereto.

     (k) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

     (l) If the Seller receives notice from the Indenture Trustee, the Purchaser, the Servicer or the Note Insurer pursuant to Section 2.2 of the Sale and Servicing Agreement that any required item has not been received, and such item materially and adversely affects the interest of the Noteholders or of the
Note Insurer in the related Mortgage Loan, the Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified. If, however, within 90 days after notice to it respecting such defect the Seller has not remedied, or caused to be remedied, the defect and the defect materially and adversely affects the interest of the Noteholders and the Note Insurer in the related Mortgage Loan, the Seller will on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Adjustment Amount related thereto directly to the Servicer for deposit in the Servicer Collection Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered directly to the Servicer for deposit in the Servicer Collection Account.

     (m) On or prior to the Closing Date, the Seller shall deliver to the Indenture Trustee, as designee of the Purchaser the Pooled Certificates together with bond powers executed in favor of "BANKERS TRUST COMPANY OF CALIFORNIA, N.A., AS INDENTURE TRUSTEE FOR THORNBURG MORTGAGE FUNDING TRUST I, SERIES 1998-1" together with any transferor documents and opinions of counsel required by the Trust Agreement, dated as of October 29, 1993 between CS First Boston Mortgage Securities Corp., as seller, and First Trust National Association, as trustee, regarding the Pooled Certificates sufficient to enable the Indenture
Trustee  to  effect  the  record  transfer  to  its  name.

     (n) On the Closing Date, the Seller shall deliver to the Purchaser and the Indenture Trustee a Confirmation of Assignment of the Swap Agreements, executed by the Swap Counterparty, the Seller and the Trust, and dated as of the Closing Date.

             Part II.  Representations and Warranties of the Seller
                          Concerning the Mortgage Loans


     The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

     (a) The information set forth in the Schedule of Mortgage Loans is true, complete and correct in all material respects as of the Mortgage Loan Cut-off Date;

     (b) [Reserved].

     (c) As of the Mortgage Loan Cut-off Date, no Mortgage Loan is delinquent in payment more than 89 days, no more than 1 Mortgage Loan with an aggregate outstanding principal balance of $112,799 as of the Mortgage Loan Cut-Off Date is 60 to 89 days delinquent and no more than 51 Mortgage Loans with an aggregate outstanding principal balance of $22,470,003 as of the Mortgage Loan Cut-Off
Date are 30 to 59 days delinquent and no Mortgage Loan has been dishonored; other than such payment delinquencies, there are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (d) Except for those delinquent loans referenced in (c) above, there are no delinquent taxes, ground rents, assessments or other outstanding charges and with respect to Cooperative Loans, no delinquent maintenance charges, affecting the lien priority of the related Property;

     (e) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (f) As of the Closing Date, the Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Property has not been released from the lien of the Mortgage, in whole or in part, except with respect to certain releases in part that do not materially affect the value of the Property, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

     (g) Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

     (h) Except for those delinquent Mortgage Loans referred to in (c) above, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event, which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

     (i) There are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Property which are or may be liens prior to or equal to the lien of the related Mortgage;

     (j) All improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments
                                                       -- -------
permitted by the Fannie Mae Guide (MBS Special Servicing Option) and which has been noted on the appraisal, and no improvements on adjoining properties encroach upon the Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (k) The Property (and in the case of a Cooperative Loan, the Cooperative Unit related thereto) currently is free of damage and waste or any such damage and waste is adequately covered by an insurance policy, and there currently is, no proceeding pending for the total or partial condemnation thereof;

     (l) Except with respect to nine Mortgage Loans aggregating $4,077,764.75 as of the Mortgage Loan Cut-off Date as to which primary mortgage insurance was subsequently purchased and which will be maintained until the Loan-to-Value Ratio of such Mortgage Loans is reduced to 80.00%, the original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payments defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80.00%;

     (m) (I) With respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note. Where the Property consists of residential real estate, the lien includes all buildings on the Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such building, and all additions, alterations, and replacements made at any time with respect to the foregoing. Each Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than
                        ----------
the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan and Additional Collateral establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the Property and any Additional Collateral for the Mortgage Loan and the Seller has full right to sell and assign the same to the Purchaser; and (II) with respect to each Cooperative Loan, the Mortgage creates a first lien or first priority interest on the property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage, subject only to (1) the lien of the related
Cooperative housing corporation for unpaid assessments, (2) the related proprietary lease being subordinated or otherwise subject to the mortgage on the related Cooperative building, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the value or marketability of the related Property;

     (n) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law, and copies of which written instruments are included in the File. No other instrument of waiver, alteration or modification has been executed, and no Mortgage has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the File and the terms of which are reflected in the Schedule of Mortgage Loans;

     (o) All buildings upon the Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of the Sale and Servicing Agreement. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the related originator or the Seller, as the case may be, and their respective successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Property is covered by flood insurance as set forth in Section 4.11(d) of the Sale and Servicing Agreement. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (p) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

     (q) [Reserved].

     (r) The Mortgage Note and the related Mortgage are original and genuine (including in the case of a Cooperative Loan, the Cooperative Shares, the related proprietary lease and recognition agreement) and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and with respect to a Cooperative Loan, the related proprietary lease and recognition agreement. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

     (s) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Property is located, insuring (subject to the exceptions contained in (m)(i) (1), (2) and (3) or (ii)(1), (2) and (3) above) the related Originator or the Seller, as applicable, and their respective successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The related Originator or the Seller, as applicable, and their respective successors and assigns, is the sole insured of such lender's title insurance policy, such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Sale and Servicing Agreement and this Agreement and will inure to the benefit of the Purchaser and its successors and assigns without any further act. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (t) Each Mortgage Loan was originated by or for an Originator and purchased by the Seller. Each Mortgage Loan complies in all material respects with all the terms, conditions and requirements of such Originator's underwriting standards in effect at the time of origination of such Mortgage Loan; provided, that certain Mortgage Loans may have characteristics outside of such underwriting guidelines where compensating factors are present acceptable to the mortgage banking industry. The Mortgage Notes and Mortgages are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at a the rate as set forth in the Schedule of Mortgage Loans, and monthly payments under the related Mortgage Note are due and payable on the first day of each month. The Mortgage Loan contains the usual and enforceable provisions of the Originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Property is sold without the prior consent of the mortgagee thereunder;

     (u) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Property at a trustee's sale or the right to foreclose the Mortgage;

     (v) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

     (w) The File contains an appraisal of the related Property made and signed prior to the final approval of the mortgage loan application by a qualified appraiser, approved by the originator of the related Mortgage Loan. The appraisal is in a form generally acceptable to Fannie Mae or Freddie Mac;

     (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage, any related Additional Collateral, and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

     (y) The related Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

     (z) [Reserved];

     (aa) Each Mortgage Loan has an original term to maturity of not more than 30 years with interest payable in arrears on the first day of each month. No Mortgage Loan contains terms or provisions which would result in negative amortization;

     (bb) Each of the Mortgaged Properties consists of a single parcel of real property with a single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development or a single parcel of real property with a cooperative housing development erected thereon;

     (cc) The Mortgage Loans were originated with full, alternative or reduced documentation;

     (dd) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located;

     (ee) Each Mortgage Loan was originated by, (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, (ii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act or (iii) a mortgage banker or broker licensed or authorized to do business in the jurisdiction in which the related Property is located, applying the same standards and procedures used by the applicable seller in originating Mortgage Loans directly;

     (ff) Except for 18 Mortgage Loans with an aggregate outstanding principal balance as of the Cut-off Date of $5,847,863, no Mortgage Loan is secured by a leasehold estate, and with respect to each Mortgage Loan secured by a leasehold estate, the term of the leasehold exceeds the term of the related mortgage by not less than 24 months;

     (gg) The Coupon Rate on each ARM, and each 5/1 ARM Mortgage Loan which has reached its Change Date, has been adjusted in accordance with the terms of the related Mortgage Note;

     (hh) No Mortgage Loan has been selected in a manner adverse to the interests of the Noteholders or the Note Insurer;

     (ii) Any escrow agreements with respect to each Mortgage Loan comply with applicable law and the terms of the related Mortgage Note;

     (jj) With respect to each Cooperative Loan (i) there is no provision in the related proprietary lease which requires the Mortgagor to offer for sale the shares owned by such Mortgagor first to the Cooperative for a price less than the outstanding amount of the Cooperative Loan, and (ii) there is no prohibition in the related proprietary lease against pledging such shares or assigning the proprietary lease that has been violated in connection with the origination of the Cooperative Loan;

     (kk) With respect to each Cooperative Loan, as of the closing of such Cooperative Loan, the related Subservicer, obtained evidence that, if the Cooperative Building is in a federally designated flood area, a flood insurance policy has been obtained in an amount equal to at least that required by applicable law, which insurance the Cooperative is obligated to maintain at the Cooperative's cost and expense;

     (ll) With respect to each Cooperative Loan, as of the Mortgage Loan Closing Date, such Cooperative Loan is secured by shares held by a "tenant-stockholder" of a corporation that qualifies as a "cooperative housing corporation" as such terms are defined in section 216 (b) (1) of the Internal Revenue Code of 1986, as amended, and to the best of the Seller's knowledge, no Cooperative is subject to proceedings which would, if adversely determined, result in such Cooperative losing its status as a "cooperative housing corporation" under Section 216 (b)
(1) of the Internal Revenue Code of 1986, as amended; and

     (mm) With respect to each Cooperative Loan, the related Mortgage creates a first-priority security interest in the stock in the Cooperative and the related proprietary lease of the related Cooperative Unit which were pledged to secure such Cooperative Loan, and the Cooperative owns the Cooperative Building as an estate in fee simple in real property or pursuant to a leasehold acceptable to Fannie Mae.

                          Part III.  Certain Covenants.

          (a) Upon the discovery by the Seller, the Indenture Trustee, the Purchaser, the Servicer or the Note Insurer that any statement set forth in Part II of Exhibit D was untrue (disregarding any qualification with respect to knowledge) as of the Closing Date, with the result that the interests of the Noteholders or the Note Insurer are materially and adversely affected, the party discovering such breach shall give prompt written notice to the other parties and the Note Insurer. Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach, or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Noteholders or the Note Insurer, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or, unless otherwise directed by the Indenture Trustee, as designee of the Purchaser, it shall (or shall cause an Affiliate of the Seller to) on the second Remittance Date next succeeding such discovery, receipt of notice or such time
(i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Seller, a Qualified Replacement Mortgage and deliver the Substitution Adjustment Amount applicable thereto to the Indenture
Trustee for deposit in the Trustee Collection Account or (ii) purchase such Mortgage Loan from the Indenture Trustee at a purchase price equal the Loan Purchase Price thereof, which purchase price shall be delivered to the Indenture Trustee for deposit in the Trustee Collection Account. It is understood and agreed that the obligation of the Seller so to cure, substitute or purchase any Mortgage Loan as to which such a representation or warranty contained in Part II of this Exhibit D is untrue in any material respect and has not been remedied shall constitute the sole remedy respecting a discovery of any such statement which is untrue in any material respect in Part II of this Exhibit D available to the Purchaser or the Indenture Trustee, as designee of the Purchaser.

          (b) In the event that any Qualified Replacement Mortgage is delivered by the Seller to the Indenture Trustee pursuant to Section 2.1 or
Section 3.1 of the Collateral Sale Agreement, the Seller shall be obligated to take the actions described in clause (a) of Part III of Exhibit D with respect to such Qualified Replacement Mortgage upon the discovery by the Seller, the Purchaser, the Depositor or the Note Insurer that any statement set forth in
Part II of Exhibit D is untrue (disregarding any qualification with respect to knowledge) on the date such Qualified Replacement Mortgage is conveyed to the Indenture Trustee such that the interests of Noteholders or the Note Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (b) the
           --------   -------
statements in Part II of Exhibit D referring to items "as of the Cut-off Date" or "as of the Closing Date" shall be deemed to refer to such items as of the date such a Qualified Replacement Mortgage is conveyed to the Indenture Trustee.

                                    EXHIBIT E
                                   [Reserved]

                                    EXHIBIT F
                          CERTIFICATE RE: PREPAID LOANS

          I,  _______________, ________________ of PNC Mortgage Securities Corp.
as Servicer, hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of December 1, 1998 among PNC Mortgage Securities Corp., as Servicer, TMA Mortgage Funding Trust I, as Issuer, Thornburg Mortgage Funding Corporation, as Depositor, and Bankers Trust Company of California, N.A., as Indenture Trustee (the "Sale and Servicing Agreement")), and the Closing Date (as defined in the Sale and Servicing Agreement) the following schedule of Mortgage Loans (as defined in the Sale and Servicing Agreement) have been prepaid in full.

Dated:  December  __,  1998


                                   By:______________________________
                                        Name:
                                        Title:

                                    EXHIBIT G

                        FORM OF SERVICER'S TRUST RECEIPT

To:  Bankers  Trust  Company  of  California,  N.A.
     3  Park  Plaza;  16th  Floor
     Irvine,  California  92614

     Attn.:  Corporate  Trust  -  TMA  Mortgage  Funding  Trust I, Series 1998-1

                                             Date:

          In connection with the administration of the Mortgage Loans serviced by PNC Mortgage Securities Corp. (the "Servicer") pursuant to a Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing
Agreement"), among the Servicer, you, as Indenture Trustee, and Thornburg Mortgage Funding Trust I, as Issuer, the Servicer hereby requests a release of the File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's  Name:

Loan  No.:

Reason  for  requesting  file:

_______     1.     Mortgage  Loan  paid  in  full.

               (The Servicer hereby certifies that all amounts received in connection with the loan and required to be remitted to the Indenture Trustee have been or will be remitted to the Indenture Trustee pursuant to the Sale and Servicing Agreement.)

_______     2.     The  Mortgage  Loan  is  being  foreclosed.

_______     3.     Other.  (Describe)

          The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full (in which case the File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).


          Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                              PNC  MORTGAGE  SECURITIES  CORP.


                              By:___________________________________
                                    Name:
                                    Title:


                                    EXHIBIT H

                  NOTICE OF CHARGE-OFFS/LIQUIDATION LOAN REPORT

     I,                    ,  hereby  certify  that  I  am  the  duly  elected
of PNC Mortgage Securities Corp. (the "Servicer") acting as servicer pursuant to a Sale and Servicing Agreement dated as of December 1, 1998 among the Servicer, Thornburg Mortgage Funding Corporation, as Depositor, TMA Mortgage Funding Trust I, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee, and further certify, to the best of my knowledge and after due inquiry that the following is a summary of the facts and circumstances surrounding the "charge-off" of any Mortgage Loans during the Remittance Period from ______________ through ____________;

Insert  the  following  information  for  each  "charged-off"  Mortgage  Loan:

Loan  #
Borrower  Name
Property  Address
Date of "charge-off"/onset of foreclosure proceedings and date of foreclosure sale
Original  Mortgage  Loan  Principal  Balance
Outstanding  Mortgage  Loan  Principal  Balance
Coupon  Rate
Accrued Interest at time of "charge off" or foreclosure sale Unreimbursed Servicing Advances at time of "charge off" or foreclosure sale Unreimbursed Delinquency Advances at time of "charge off" or foreclosure sale # days in default at time of "charge off" or foreclosure sale Original appraised value
Current  appraised  value  based  upon  "drive  by"
Estimate  of  Foreclosure  Costs/Actual  Foreclosure  Costs
          Broker  Fees
          Legal  Fees
          Repair  and  Miscellaneous  Expenses
Projected  Marketing  Period/Actual  Marketing  Period
Estimate  of  Loss  on  Foreclosure  and  Liquidation

     Capitalized terms not otherwise defined herein have the meanings set forth in the Sale and Servicing Agreement.

     IN WITNESS WHEREOF, I have certified the foregoing to the best of the knowledge of the Servicer.

Dated:                          By:___________________________________
                                    Name:
                                    Title:


                                    EXHIBIT I

                FORM OF MONTHLY REPORT TO THE CERTIFICATE HOLDER


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